Exhibit 99.3

VIVO PARTICIPAÇÕES S/A

APPRAISAL REPORT FOR NET EQUITY AT PRESENT VALUE

EXECUTIVE SUMMARY

March/2009

1. INTRODUCTION		2

2. DESCRIPTION OF THE COMPANY		3

3. BASIS FOR THE INFORMATION		4

4.SUBSEQUENT EVENTS		5

5. SCOPE		6

6. PROCEDURES		11
1)	Uniform Basis In The Company Under Analysis	11
2)	Use of Goodwill	11
3)	Discount Rate	11
4)	Maturity Dates	11
5)	Current Assets	12
6)	Non-Current Assets	13
7)	Investments	14
8)	Property, Plant & Equipment	15
9)	Intangible Assets	15
10)	Current Liabilities	15
11)	Non-Current Liabilities	16
12)	Minority Interest	17
13)	Treasury Shares	17

7. CONCLUSION		18

8. PLANCONSULT		19

9. DISCLAIMER		22

10. APPENDIX		25

1. INTRODUCTION

PLANCONSULT Planejamento e Consultoria Ltda was retained by VIVO Participações S.A. (“VIVO Part.”) to value the Company’s Net Equity at Market Value, for the base date of March 31, 2009. This was done in connection with the Corporate Restructuring process in order to determine the exchange ratio for the shares held by non-controlling shareholders of TELEMIG CELULAR PARTICIPAÇÕES S.A. (“TCP”) that will be exchanged for shares of its holding company, VIVO Part., and in order to allow the comparison of the exchange ratios resulting from the adoption of the economic value criterion elected by the management of the respective companies in the protocol of merger, in compliance with the provisions in Article 264 of Law 6.404, dated December 15, 1976, as amended by Law 9.457, dated May 05, 1997.

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2. DESCRIPTION OF THE COMPANY

1) THE COMPANY

Vivo Participações S.A. is the Holding company that controls operators VIVO S.A. (“Vivo S.A.”), Telemig Celular Participações S.A. (“TCP”) and Telemig Celular S.A. (“TC”). At March 20, 2009, the Board of Directors approved the proposal to be submitted to the shareholders of the Companies of a corporate restructuring whose purpose was to merge TC’s shares into TCP, and then TCP’s shares into Vivo Part., in order to convert TC into a wholly-owned subsidiary of TCP, and TCP into a wholly-owned subsidiary of Vivo Part. (“Corporate Restructuring”). Vivo S.A.’s controlled companies are authorized to render personal mobile services and TC operates in the state of Minas Gerais.

The Company was formed in conformity with the laws of the Federative Republic of Brazil, under the name Vivo Participações S.A., a publicly-held company with unlimited duration term, known as “Vivo Part.”. Its head-office and jurisdiction are located at Rua Roque Petroni Junior, 1.464, Morumbi, São Paulo – SP.

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3. BASIS FOR THE INFORMATION

The accounting information reviewed by the independent auditors, applicable to the trial balance sheets of the Company (and its affiliated companies) at base date March 31, 2009 was used as a starting point.

The work was based on interviews with the Company’s management, on managerial data, and additional information, either written or oral, provided by the Company, aging of accounts receivable and accounts payable, loan and debt hedge transactions controls, among others.

This report does not constitute an audit of the accounting statements being used or of any other information contained in this report and, therefore, must not be interpreted as such.

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4. SUBSEQUENT EVENTS

This valuation does not reflect events that occur subsequent to the issuance of this report. Relevant facts which eventually occurred between the base date of the appraisal and the issuance date hereof were not informed to PLANCONSULT.

Up to the issuance date of this report, PLANCONSULT has not become aware of any event which might substantially change the result of this appraisal.

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5. SCOPE

The methodology used to calculate the Net Equity at market value (PLR) of the Company takes into consideration, mainly, the assets and liabilities recorded in the accounting information reviewed by the independent auditors of the Company, which comply with the IBRACON rules applicable to the financial statements as of base date March 31, 2009, as well as the trial balance sheets provided by the Company’s subsidiaries.

This methodology is applicable for the determination of the market value of assets and liabilities of a certain company. Its application departs from the book values of the assets and liabilities and effects adjustments to several of these items in order to reflect their probable respective realization values.

For the purpose of determining the market value of assets and liabilities of the Company, the following procedures have been performed:

•	Review and analysis of the trial balance sheets provided by the Company;

•

Analysis of the assets and liabilities accounts recorded in the balance sheet of the Company, aiming at identifying the items subject to adjustments, as well as the calculation of their probable market values;

•	Adjustment to the accounting statements at their market values based on the result of our analysis;

•

Adjustment to the items of property, plant & equipment at their respective market values, based on our valuation carried out by PLANCONSULT’s technical teams that specialize in the appraisal of fixed assets of telecommunication companies;

•	Calculation of the value of the Company’s investments in its subsidiaries pursuant to the equity result method, taking for basis the shareholders’ equity at market value of these subsidiaries;

•	Calculation of the tax effects (income and social contribution taxes) on surplus values and deficit values resulting from this appraisal;

•	Calculation of the market value of the Company’s shareholders’ equity (Appendix I).

Details of the procedures and calculations mentioned above appear in Chapter VIII of this report.

The purpose of the methodology and scope of this work was to appraise the Company as a going concern; therefore, except for costs and tax credits, any other costs related to expenses usually incurred in the realization of assets or payment of liabilities, as well as those related to bankruptcy or company liquidation proceedings, such as terminations, costs related to judicial disputes, hiring of third-party services (lawyers, consultants, etc.) were not taken into consideration in our calculation.

The PLR methodology considers the market value of the tangible assets, intangible assets (trademarks and patents, software, assignment/right of use) and liabilities adjusted at market value, and does not consider the future profitability of the company.

The scope of our work did not include the identification and valuation of liabilities not recorded or not disclosed by the Company’s Management.

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The assets evaluation was carried out as follows:

PLANCONSULT requested to VIVO the individual records and/or equity control and engineering data available, for all equity items, at base date March 31, 2009, containing, without limitation, the following information:

Equity or control number

Account

Location

Acquisition date

Property description

Original acquisition value, monetary adjustment and depreciation

Other information

The information already available in the Company’s accounting and technical files was used as much as possible, in order to keep the Company’s “memory”.

We have also requested the record of equipment offer prices, with the prices most recently adopted and actually purchased by the Company, as well as values for installation and assembly and activation labor.

Due to the limited time available, PLANCONSULT performed a physical inspection of the relevant properties, on a reduced sampling basis, jointly with VIVO. At the locations where the inspections were performed, PLANCONSULT staff was accompanied by the Company’s employees. These employees were familiar with the properties and the subject matter of the inspections and were able to answer questions concerning the physical inventory of the properties.

As for the accounting file sent by the Company, for base date March 31, 2009, PLANCONSULT processed a summary of values per account. The accounts with material values were determined as from said summary, as a function of the proportion of the accounting values on the adjusted total original value of the company and of the operating status of the account.

As for the accounts of Properties and Installation in Progress and Advances and as for the intangible assets, the respective residual value (book value) was adopted as market value.

Individual items existing in the accounts with material values were then evaluated, as from the information contained in the records of engineering physical control, for the base date of the work, that is, March 31, 2009.

Accounting entries referring to provisions for loss of property, plant & equipment were not considered in the evaluation at residual book value.

The evaluations provided for in this work usually fall within “Accurate Valuations” of the ABNT Standards (Brazilian Association of Technical Standards), except for the accounts evaluated at their book value.

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The items of VIVO’s assets, pursuant to their features, were evaluated as follows:

A. ITEMS VALUATED AT MARKET VALUE

Fixed asset items with material economic value, belonging to the following accounts related to Properties and Installations in Service (BIS) were evaluated pursuant to the traditional methods (at market value):

14211111—BIS Analog Switching and Control Office

14211112—BIS GATEWAY Switching and Control Office, Analog

14211113—BIS Home Location Register—Analog HLR

14211119—BIS Other Analog Switching Equipment

14211121—BIS Digital Switching and Control Office

14211122—BIS Digit GATEWAY Switching and Ctrl Office

14211123—BIS Digital HLR

14211129—BIS Other Digital Switching Equipment

14213121—BIS Digital Switching and Control Office GSM

14213122—BIS Digital GATEWAY Switching and Control Office GSM

14213123—BIS Office Digital HLR GSM

14213129—BIS Other GSM Digital Switching Equipment

14215111—BIS—Core MGW, MSC, VLR—WCDMA

14215112—BIS—Core RNC—WCDMA

14215113—BIS—Core Gateway—WCDMA

14215114—BIS—Core HLR—WCDMA

14215115—BIS—Core PTS—WCDMA

14215119—BIS—Core Others—WCDMA

14211211—BIS RBS—Analog

14211212—BIS Microcells—Analog

14211213—BIS Minicells—Analog

14211214—BIS Repeaters—Analog

14211215—BIS Antennas—Analog

14211216—BIS Radios—Analog

14211219—BIS Other Analog Transm Equipment and Means

14211221—BIS RBS—Digital

14211222—BIS Microcells—Digital

14211223—BIS Minicells—Digital

14211224—BIS Repeaters—Digital

14211225—BIS Antennas—Digital

14211226—BIS Radios—Digital

14211227—BIS Optical Modem—Digital

14211228—BIS Concentrators—Digital

14211229—BIS Other Digital Transm. Equipment and Means

14213221—BIS RBS—GSM Digital

14213222—BIS Microcells—GSM Digital

14213223—BIS Minicells—GSM Digital

14213224—BIS Repeaters—GSM Digital

14213225—BIS Antennas—GSM Digital

14213226—BIS Radios—Digital GSM

14213227—BIS Optical Modem—GSM Digital

14213228—BIS Concentrators—GSM Digital

14213229—BIS Other Digital GSM Transm. Equipment and Means

14213291—BIS Optical overhead or underground GSM cable

14215211—BIS—Access Network NodeB, Mcells—WCDMA

14215212—BIS—Repeater Access Network—WCDMA

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14215213—BIS—Antenna Access Network—WCDMA

14215214—BIS—Radio Access Network PDH—WCDMA

14215215—BIS—Backbone IP, SDH, Mux, Rot—WCDMA

14215219—BIS—Access Network, Others—WCDMA

14215291—BIS—Cable, optical and others—WCDMA

14211441—BIS Central Air Conditioning Equip.

14211451—BIS Towers

14211452—BIS Poles

14211453—BIS Container

14211459—BIS Other Brackets and Protectors

14211461—BIS Power Equipment

14211462—BIS Batteries

14211492—BIS Fire Fighting Equipment

14213441—BIS GSM Central Air Conditioning Equipment

14213451—BIS GSM Towers

14213452—BIS GSM Poles

14213453—BIS GSM Container

14213459—BIS Other Brackets and Protections GSM

14213461—BIS Power Equipment GSM

14213462—BIS Batteries GSM

14215441—BIS—Central Air Conditioning—WCDMA

14215451—BIS—Tower—WCDMA

14215452—BIS—Pole—WCDMA

14215453—BIS—Container—WCDMA

14215461—BIS—Power Equipment—WCDMA

14211314 BIS Private Switching Station—Analog/Digital

14211511—BIS Pre-paid

14211512—BIS Smart Network

14211513—BIS Voice Mail, Analog/Digital

14211514—BIS Short Message, Analog/Digital

14211519—BIS Other Equipment, Platforms

14211914—BIS Telesupervision Equipment

14213511—BIS GSM Prepaid

14213512—BIS Smart Network GSM

14213513—BIS Voice Mail, Analog/Digital GSM

14213514—BIS Short Message, Analog/Digital GSM

14213519—BIS Other Equipment, Platforms GSM

14215511—BIS—Prepaid Platform—WCDMA

14215512—BIS—Voice Mail Platform—WCDMA

14215513—BIS—Short Message Platform—WCDMA

14215514—BIS—Other Platforms SVA—WCDMA

14215519—BIS—Other Platforms—WCDMA

B. ITEMS VALUATED AT BOOK VALUE

In consideration of the final purpose of the work and due to the low economic value in relation to the total assets of the Company, for the items of property, plant & equipment belonging to the following accounts, the respective residual book values were considered as market values.

14211291—BIS Overhead or underground optical cable

14211411—BIS Lands

14211421—BIS Building Constructions

14211431—BIS Elevators

14211454—BIS Underground Ductworks

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14211911—BIS Fleet Vehicles

14211912—BIS Management Vehicles

14211913—BIS Tools & Instruments Repairs/Construction

14211915—BIS Computer Hardware

14211916—BIS Test and Measuring Equipment

14211919—BIS Furniture and Other Assets Used General

14213454—BIS Underground Ductwork GSM

14216111—BIS—SW Platforms—WCDMA

14216112—BIS—SW Core—WCDMA

14216113—BIS—SW Access Network—WCDMA

14211491—BIS Improvements, Third Party’s Properties

14213491—BIS Improvements, Third Party’s Properties GSM

14215491—BIS—Improvements, Third Party’s Properties—WCDMA

14211311—BIS Private Equipment—Lease

14211312—BIS Private Equipment—Loan for Use

14211313—BIS Private Equipment—Tads

14211292—BIS Implementation Expenses

14211293—BIS Capitalized Interests

For the intangible assets of the following accounts, the respective residual book values were considered as market value.

14212111—BIS Trademarks & Patents

14212121—BIS Software—Call Center

14212122—BIS Software—Billing

14212123—BIS Software—Sap

14212124—BIS Software—Saf

14212125—BIS Software—Human Resources

14212126—BIS Software—Gir

14212127—BIS Software—BRS Maintenance

14212128—BIS Software—Switching Maintenance

14212129—BIS Software, Others

14212199—BIS Others, Intangible Assets

14214126—BIS Software—Gir GSM

14214127—BIS Software—BRS Maintenance GSM

14214128—BIS Software—Switching Maintenance GSM

14311121—Awarded Rights of Use

14212131—BIS Exploration Concession

Remark.: Accounting entries referring to provisions for loss of property, plant & equipment were not considered in the evaluation at residual book value.

Properties and Installations in Progress (BIA)

For the properties and installation in progress (BIA), because the items were not in service of the company up to the base date of the evaluation works (although they incurred disbursement), their respective book values were considered as market value.

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6. PROCEDURES

The following outlines the main procedures adopted in our valuation.

1)	Uniform basis in the company under analysis

Our valuation was performed for the Company according to the same provisions and methodology.

We have not described the meaning of each of the Assets and Liabilities Accounts (Capital Accounts), given that the Company met the Accounts Plan (including the contents thereof) fixed by the regulatory agency of the telecommunications industry – ANATEL.

Some of the Assets and Liabilities accounts may have their original book values as zero, as shown in the trial balance sheets of the Company we have received.

The Market Value is the result of the calculation of the Present Value of each Capital account, taking into consideration the aging of each of them and a discount rate equivalent to the capital cost of the company, based on the study prepared by Banco Citibank S.A. (retained by the Company to perform its evaluation based on the Economic Value Method), duly adjusted so as to consider inflation differences between the Brazilian and the North-American currencies.

2)	Use of Goodwill

Goodwill does add value for this company. Accordingly, we have considered these items in the calculation of the Company’s Shareholders’ Equity.

3)	Discount rate

In relation to the discount rate of the flow at Present Value of each capital account, we have adopted, in this work, a capital cost equivalent to 14.3% p.a., as shown in APPENDIX II, considering that all amounts recorded in the financial statements provided by the Company are expressed in Brazilian currency (R$—Reais).

4)	Maturity Dates

Accounts under the title “To be Invoiced” were deemed to be of an average term of 15 days.

As from then, we considered the average terms informed, that is, 15 days for 1 to 30 days, 45 days for 31 to 60, 75 days for 61 to 90, and thus successively. The balances of the Accounts of Allowance for Doubtful Debtors are already adjusted at Present Value by application of Law 11.638.

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5)	Current Assets

a)	Cash

Book values represent Market Value and are already recorded at Present Value.

b)	Accounts Receivables, Net

The account value is zero.

If any, for the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•

Reducing Factors arising out of the amounts which will not presumably be received, recorded in the account of Allowance for Doubtful Debtors – PDD, were considered as Market Value – They are already recorded at Present Value.

c)	Inventories

The account value is zero.

If any, the book values represent the Market Values and are already recorded at Present Value.

d)	Prepayment to Suppliers

The book values represent the Market Values and are already recorded at Present Value.

e)	JSCP (Interest on Own Capital) and Dividends

The following are taken into consideration for calculation of the Market Value:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

f)	Deferred taxes and tax credits

f.1)	Tax credits

For the Accounts and Sub-Accounts of taxes which will be adjusted to the Selic rate, the book value represent Market Values and are already recorded at Present Value.

For the calculation of the Market Value of the other tax accounts, the following were considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

f.2)	ICMS on Services to Be Allocated

The account value is zero.

If any, the book values represent the Market Values and are already recorded at Present Value.

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f.3)	Deferred Social Contribution and Income Taxes

For the calculation of the Market Value, the following were considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Social Contribution and Income Taxes the book values represent the Market Value and are already recorded at Present Value.

g)	Loans and financing

The account value is zero.

If any, for the calculation of the Market Value the following is considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	Reducing Factors arising out of the values which will not be actually received, calculated as from the statistical data provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

h)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

i)	Prepaid expenses

Book values represent Market Values and are already recorded at Present Value.

j)	Other assets

Book values represent Market Values and are already recorded at Present Value.

6)	Non-Current Assets

a)	Financial Investments

The account value is zero.

If any, for the calculation of the Market Value, it is considered that the book values already represent Market Values and are already recorded at Present Value, once the invested amounts are systematically and periodically adjusted. Thus, the balance sheet position at a certain base date will always reflect its respective adjustment until that date.

b)	Deferred taxes and tax credits

a.1)	Tax credits

For the Accounts and Sub-Accounts to be adjusted to the Selic rate, book values represent Market Values and are already recorded at Present Value.

For the calculation of the Market Value of the other tax accounts, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

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a.2)	Deferred Social Contribution and Income Taxes

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-accounts covered by CVM Instruction no. 371, dated June 27, 2002, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Deferred Social Contribution and Income Taxes, the book values already represent the Market Values – they are already recorded at Present Value.

c)	Loans and Financing

The account value is zero.

If any, for the calculation of the Market Value the following is considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	Reducing Factors arising out of the values which will not be actually received, calculated as from the statistical data provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

d)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

e)	Prepaid expenses

Book values represent Market Values and are already recorded at Present Value.

f)	Other assets

Book values represent Market Values and are already recorded at Present Value.

7)	Investments

•

Equity Result: In cases of interest in controlled companies, the accounting balances shown in the balance sheet of the companies controlled by the Company were adjusted to market value using the same criteria adopted by the Company. The amount recorded for the Company’s interest in those affiliated companies was then adjusted based on the equity result method, taking for basis the shareholders’ equity at market value of its controlled companies. As previously mentioned, for purposes of exchange ratio, the total net of premium or discount possibly recorded in the account of investment held in the companies was disregarded.

•	Other Sub-Accounts

Book values already represent Market Values and are already recorded at Present Value.

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8)	Property, plant & equipment

For the calculation of the Market Value, the following was considered:

•	Properties and Installation in Service—BIS

PLANCONSULT, through its departments specializing in appraisal of fixed assets of telecommunication companies, performed the appraisal of such assets, at market value, pursuant to the applicable Appraisal Rules and to the procedures already explained in Chapter V above. For items with non-material proportion in the total value of the company, the residual book value recorded in the books of the company was considered as market value.

•	Properties and Installations in Progress—BIA

The book values already represent the Market Values—They are already recorded at Present Value.

9)	Intangible Assets

For the intangible assets, the respective residual book values were considered as market value.

10)	Current Liabilities

a)	Personnel, charges and corporate benefits

Book values represent Market Values and are already recorded at Present Value.

b)	Suppliers and accounts payable

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Suppliers and accounts payable, the book values represent Market Values and are already recorded at Present Value.

c)	Taxes, duties and contributions

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Taxes, duties and contributions, the book values represent Market Values and are already recorded at Present Value.

d)	Loans and Financing

For the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

e)	Derivative transactions

For the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

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f)	Interest on own capital and dividends

For calculation of the Market Value, the following were considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

g)	Provision for contingencies

Book values represent Market Values and are already recorded at Present Value.

h)	Other liabilities

Book values represent Market Values and are already recorded at Present Value.

11)	Non-Current Liabilities

a)	Taxes, duties and contributions

If any, for the calculation of the Market Value, the following was considered:

•	ICMS – Tax benefit payable

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Taxes, duties and contributions, book values represent Market Values and are already recorded at Present Value.

b)	Loans, financing and debentures

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•

In the other Accounts and Sub-Accounts the value thereof is zero. If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

c)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

d)	Provision for contingencies

Book values represent Market Values and are already recorded at Present Value.

e)	Advance for Future Capital Increase—AFAC

The account value is zero.

If any, book values represent Market Values and are already recorded at Present Value.

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f)	Deferred income

The account value is zero.

If any, book values represent Market Values and are already recorded at Present Value.

g)	Provision for Overdrawn Shareholders’ Equity

The account value is zero.

h)	Other liabilities

Book values represent Market Values and are already recorded at Present Value.

12)	Minority Interest

The account value is zero.

13)	Treasury Shares

The own Company’s treasury shares should not be considered, once they are related to the Shareholders’ Equity account.

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7. CONCLUSION

Based on the purpose, scope, methodology and data provided by the Company, the market value of the Net Equity, at March 31, 2009, is R$ 7,335,835,336.03.

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8. PLANCONSULT

PLANCONSULT is a market leader in appraising large telecommunication companies, is focused on medium and large size customers, and is specialized in the Appraisal of companies and fixed assets. To this effect, we have been quite successful with our customers for more than 30 years.

PLANCONSULT provides asset appraisals, business valuations, advisory services in corporate transactions (M&A) and restructurings for the mainstream industrial and financial Brazilian corporations, domestic as well as multinational.

A state of art consulting company, we are fully focused on understanding the clients’ needs and offer services with global and integrated solutions.

Our staff of experienced professionals is armed with a comprehensive database on asset and business valuations. Our main resources are the highly qualified and experienced professional senior staff, as well as a long term large and diverse database on assets and businesses assessments.

“We carry out our work quickly and safely, and we know what brings value to our client, and what doesn’t.”

Maintaining confidentiality, working with maximum integration with the client, balancing planning and action are the keys to our outstanding track record. PLANCONSULT has assisted the most diverse businesses, aiming above the expected results, bringing true benefits to management, and unlocking the value of the appraised Companies.

PLANCONSULT is registered with several Brazilian public agencies for appraisals of fixed assets as well as economic-financial appraisals of large companies, and these registrations have been renewed and are currently valid. Our works have traditionally been fully approved by the CVM (Brazilian Securities and Exchange Commission), SEC (Securities Exchange Commission—USA), USGAAP and IASC. Examples thereof are the launching of VCP’s ADRs, CIMPOR’s IPO, organization of the holding companies of TELEFONICA and Portugal Telecom in Brazil and Appraisal of the Net Equity at Market Value (PLR) of VIVO, PERDIGÃO, BATAVIA, and ELEVA.

We have extensive experience in information technology, corporate environment, relational databases, communications relationship among different environments, etc. Our own facilities are provided with latest generation servers, with disk capacity in excess of 16 Tb, and automatic safety and back-up systems, in addition to more than 50 work stations. For field work, we are also provided with mobile networks and servers, in addition to notebooks operated by our field staff, in order to locally assist our customers, with maximum efficiency.

In the recent years, PLANCONSULT has carried out hundreds of appraisals for many of the largest and most important companies in Brazil, in addition to presenting same appraisals to government institutions, such as Banco Nacional de Desenvolvmento Econômico S.A. Participações – BNDESPAR (National Economic Development Bank), Federal Revenue Service, Brazilian Securities and Exchange Commission – CVM, etc.

PLANCONSULT has acted as consultant and advisor in company privatization transactions, under the terms of decree no. 91.991, dated November 28, 1985 (company appraisal and transfer of share control), having carried out the appraisal of several companies which have already been privatized (Banestado, Banespa, Usiminas, PQU, Açominas, Celpav, Sibra, Banco Meridional, CESP, ELETROPAULO and the 53 subsidiaries of the TELEBRÁS System).

We have also carried out technical-financial due diligence services for companies, particularly for meeting the needs of financing organizations as for example IDB (Inter-American Development Bank).

19

PLANCONSULT, in addition to its technical capacity and know-how, facilities, staff and its own computer systems (hardware and software), also has the requisite field experience in TELECOMMUNICATION COMPANIES, which can be evidenced by the appraisal works performed for the following publicly-held companies:

Privatization of the TELEBRÁS System and CRT
• TELEACRE—Telecomunicações do Acre S.A.
• TELASA—Telecomunicações de Alagoas S.A.
• TELAMAZON—Telecomunicações do Amazonas S.A.
• TELEAMAPÁ—Telecomunicações do Amapá S.A.
• TELEBAHIA—Telecomunicações da Bahia S.A.
• TELEBAHIA Celular S.A.
• TELECEARÁ—Telecomunicações do Ceará S.A.
• TELEBRÁS—Telecomunicações Brasileiras S.A.
• TELEBRASÍLIA—Telecomunicações de Brasília S.A
• TELEST—Telecomunicações do Espírito Santo S.A.
• TELEST Celular S.A.
• TELEGOIÁS—Telecomunicações de Goiás S.A.
• TELMA—Telecomunicações do Maranhão S.A.
• TELEMIG—Telecomunicações de Minas Gerais S.A.
• TELEMS—Telecomunicações do Mato Grosso do Sul S.A.
• TELEMAT—Telecomunicações do Mato Grosso S.A.
• TELEPARÁ—Telecomunicações do Pará S.A.
• TELPA—Telecomunicações da Paraíba S.A.
• TELPE—Telecomunicações de Pernambuco S.A.
• TELEPISA—Telecomunicações do Piauí S.A.
• TELEPAR—Telecomunicações do Paraná S.A.
• EMBRATEL—Empresa Brasileira de Telecomunicações S.A.
• TELERJ—Telecomunicações do Rio de Janeiro S.A.
• TELERJ Celular S.A.
• TELERN—Telecomunicações do Rio Grande do Norte S.A.
• TELERON—Telecomunicações de Rondônia S.A.
• TELAIMA—Telecomunicações de Roraima S.A.
• CRT—Companhia Riograndense de Telecomunicações
• CTMR—Companhia Telefônica Melhoramento e Resistência
• CRT Celular S.A.
• TELESC—Telecomunicações de Santa Catarina S.A.
• TELERGIPE—Telecomunicações de Sergipe S.A.
• CPqD—Centro de Pesquisa e Desenvolvimento—TELEBRÁS
• CTBC—Companhia Telefônica da Borda do Campo
• TELESP—Telecomunicações de São Paulo S.A.
• TELESP Celular S.A.

20

Telefônica
• CETERP—Centrais Telefônicas de Ribeirão Preto S.A.
• CRT Celular S.A.
• CTBC—Companhia Telefônica da Borda do Campo
• TELEBAHIA Celular S.A.
• TELERGIPE Celular S.A.
• TELERJ Celular S.A.
• TELESP—Telecomunicações de São Paulo S.A.
• TELEST Celular S.A.

Tele Centro Sul Participações S/A—TCS (currently named BRASIL TELECOM)
• Companhia Telefônica Melhoramento e Resistência—CTMR
• CRT—Companhia Riograndense de Telecomunicações
• Telecomunicações de Brasília S.A.—TELEBRASÍLIA
• Telecomunicações de Goiás S.A.—TELEGOIÁS
• Telecomunicações de Mato Grosso do Sul S.A.—TELEMS
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações do Paraná S.A.—TELEPAR

Telesp Celular
• CETERP Celular S.A.
• GLOBAL TELECOM S.A.
• TELESP Celular S.A

TIM
• Maxitel S.A.
• TIM Nordeste Telecomunicações S.A

VÉSPER
• VÉSPER S.A.
• VÉSPER SÃO PAULO S.A

PLANCONSULT has also performed appraisals for several publicly-held companies engaged in other industries of the Brazilian economy, which appraisals have been approved not only by the companies, but also by the regulatory agencies, including the CVM.

21

9. DISCLAIMER

1)	This Appraisal Report for Net Equity at Market Value has been prepared by PLANCONSULT Planejamento e Consultoria Ltda. (“PLANCONSULT”) with the purpose of supporting the share exchange process and mergers of the affiliated companies, according to the applicable provisions in the calculation of the share exchange ratios, as set forth in article 264 of Law no. 6.404, dated December 15, 1976, as amended by Law no. 9.457, dated May 05, 1997.

2)	This report has been prepared based on information provided by the Company’s management, as well as other public information available, including financial statements of the Company audited or reviewed by ERNST YOUNG AUDITORES INDEPENDENTES S/S, it being certain that PLANCONSULT has taken all caution and acted on a highly diligent basis in order to request that information provided by the company was true and consistent with that audited or reviewed. Notwithstanding the foregoing, it may not warrant that such information is correct and complete.

3)	PLANCONSULT has not carried out any legal, accounting or other audit processes nor has independently investigated the information made available for purposes of preparing this Appraisal Report. Accordingly, impacts of any other audit or investigation process were not taken into consideration in this work and PLANCONSULT does not undertake any responsibility whatsoever for the truthfulness, accuracy or extent of the information obtained.

4)	The processed information was not analyzed by PLANCONSULT as to its validity and legal effectiveness, since such analysis is beyond its professional scope. The validity and enforceability of the liens or encumbrances over the Company’s properties have neither been analyzed. However, the amounts referring to such liens or encumbrances were taken into consideration in our work.

5)	Therefore, PLANCONSULT does not undertake any liability for legal, engineering or finance matters, other than as it is implicit in the exercise of its specific duties in the case, as primarily set forth in laws, codes or own regulations.

6)	The Company’s officers have not, in any way, directed, prevented or performed any acts which could have impaired the access, use or knowledge of the information material for the quality of the work, having declared that all the documents and/or other information available for the performance of our valuation and quality of the respective conclusions were provided to PLANCONSULT.

7)	PLANCONSULT declares that the amount of shares of the Company under analysis held by PLANCONSULT itself, its controlling shareholders and persons related thereto, or under its discretionary management, is zero.

22

•

PLANCONSULT declares the inexistence of any conflict or communion of interests, either present or potential, with the controlling shareholder of the company, or its minority shareholders, or in relation to any other related company, its respective partners, or with respect to the transaction of exchange of shares itself and mergers of the affiliated companies.

•

No guarantee is made that any of the premises, estimates, projections, partial or total results or conclusion used or presented in this Appraisal Report shall be actually achieved or will actually occur, either totally or partially. The final results may differ from the projections, and these differences may be material, and may be impacted, among other things, by market conditions. Therefore, PLANCONSULT does not warrant the realization or not of the projections contained in this document, especially those the occurrence of which depends on future and uncertain events.

•	The fixed assets of the company were evaluated by PLANCONSULT.

•

No future benefits which may the eventual success of the transaction of share exchange and mergers of the affiliated company may bring to the same were taken into consideration in the Appraisal Report.

•	The information contained in this report reflect the financial and accounting situation of the company at 03/31/2009. Any change in this situation may alter the result presented herein.

•	This Appraisal Report must be used solely within the scope of the transaction of share exchange and mergers of affiliated companies, duly informed to the market by the competent media.

•	Analysis reports prepared by PLANCONSULT and/or its affiliates for other companies and industries may address market premises differently from what is contained in this Appraisal Report.

•	This Appraisal Report may not be reproduced or published, whether fully or partially, without prior consent by PLANCONSULT.

•	The base date of this Appraisal Report is 03/31/2009.

23

São Paulo, May 27, 2009.

PLANCONSULT Planejamento e Consultoria Ltda.

CORECON: RE/2849—SP

CRA: E-1256—SP

CREA: 21.973—SP

EDGAR V. SALEM	MARCOS B. JORGE	EDGAR V. SALEM JR.	EDWARD DIAS MORENO
CRA: 12.500 – SP CREA: 46.152—SP	CORECON: 17.198 - SP	CRA: 82986 – SP	CRC: 1SP064073/O-0

24

10. APPENDIX

APPENDIX I – Balance Sheet – at market value

APPENDIX II – Discount rate

25

BALANCE SHEETS	PLR 31 Mar 09

VIVO PARTICIPAÇÕES S.A.
ASSETS
CURRENT ASSETS:
Cash	395,759,206.86
Accounts receivable, net	—
Inventories	—
Prepayments to Suppliers	6,000.00
JSCP and Dividends	207,790,183.58
Deferred taxes and tax credits	7,559,983.81
Loans and financing	—
Derivative transactions	—
Prepaid expenses	2,237,268.74
Other assets	849,691.48
Total Current Assets	218,443,127.60

NON-CURRENT ASSETS:
Non-Current Assets:
Financial Investments	—
Deferred taxes and tax credits	560,010,645.95
Loans and financing	—
Derivative transactions	—
Prepaid expenses	1,556,066.32
Other assets	7,442,036.45
Investments	9,026,293,733.30
Property, plant & equipment, net	3,616.19
Intangible assets, net	—
Deferred assets, net	—

Total Non-Current Assets	9,595,306,098.21

Total Assets	9,813,749,225.82

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Salaries, payroll and corporate benefits payable	320,032.32
Suppliers and other accounts payable	4,306,518.47
Taxes, duties and contributions payable	1,480,814.33
Loans, financing and debentures	1,393,716,684.89
Derivative transactions	4,971,444.95
Interest on own capital and dividends	372,029,981.49
Provision for contingencies	1,198,094.62
Other liabilities	103,384,012.86
Total Current Liabilities	1,881,407,583.93

NON-CURRENT LIABILITIES:
Non-Current Liabilities:
Taxes, duties and contributions payable	—
Loans, financing and debentures	870,544,062.68
Derivative transactions	—
Provision for contingencies	67,948.68
AFAC	—
Deferred income	—
Provision for Overdrawn Shareholders’ Equity	—
Other liabilities	321,151.47
Total Non-Current Liabilities	870,933,162.83

26

MINORITY INTEREST

SHAREHOLDERS’ EQUITY:
Capital Stock
Treasury shares
Capital reserves
Profit reserves
Revaluation reserves
Equity result adjustments
Retained earnings
Income for the Year
Income at Balance Sheet Conversion

Total Shareholders’ Equity		7,061,408,479.06

Total Liabilities and Shareholders’ Equity		9,813,749,225.82

Shareholders’ Equity (PL)		8,391,036,113.54
Tax Credit	R$	274,426,856.97
Net Equity (PLR)		7,061,408,479.06
PLR – PL		1,329,627,634.48
Income Tax and CSLL 34%		452,073,395.72
Tax Credit	R$	274,426,856.97
Final PLR with Tax Effect	R$	7,335,835,336.03

27

DISCOUNT RATE

Position at March 31, 2009

WACC
Cost of Equity
U.S. Risk Free Rate (30-Year Treasury Bond)	3.8%
Country Risk Premium	2.5%
Beta	0.9%
Levered Equity Beta	1.2%
Market Risk Premium	6.0%
Cost of Equity (Nominal USC)	13.4%

Cost of Debt
Pre-Tax Cost of Debt	9.5%
Marginal Tax Rate	34.0%
After-Tax Cost of Debt (Nominal USO)	6.3%

Capital Structure
Target Debt	35.0%

WACC (United States Nominal)	10.9%

Expected inflation – United States	1.4%

Expected inflation – Brazil	4.5%

Brazil Nominal WACC	14.30

28

TELEMIG CELULAR PARTICIPAÇÕES S/A

APPRAISAL REPORT FOR NET EQUITY AT PRESENT VALUE

EXECUTIVE SUMMARY

March/2009

1.	INTRODUCTION		2

2.	DESCRIPTION OF THE COMPANY		3

3.	BASIS FOR THE INFORMATION		4

4.	SUBSEQUENT EVENTS		5

5.	SCOPE		6

6.	PROCEDURES		11
	1)	Uniform Basis In The Company Under Analysis	11
	2)	Use Of Goodwill	11
	3)	Discount Rate	11
	4)	Maturity Dates	11
	5)	Current Assets	12
	6)	Non-Current Assets	13
	7)	Investments	14
	8)	Property, Plant & Equipment	15
	9)	Intangible Assets	15
	10)	Current Liabilities	15
	11)	Non-Current Liabilities	16
	12)	Minority Interest	17
	13)	Treasury Shares	17

7.	CONCLUSION		18

8.	PLANCONSULT		19

9.	DISCLAIMER		22

10.	APPENDIX		25

1. INTRODUCTION

PLANCONSULT Planejamento e Consultoria Ltda was retained by TELEMIG CELULAR PARTICIPAÇÕES S.A. (“TCP”) to value the Company’s Net Equity at Market Value, for the base date of March 31, 2009. This was done in connection with the Corporate Restructuring process in order to determine the exchange ratio for the shares held by non-controlling shareholders of TCP that will be exchanged for shares of its holding company, Vivo Participações S.A. (“VIVO Part.”), and in order to allow the comparison of the exchange ratios resulting from the adoption of the economic value criterion elected by the management of the respective companies in the protocol of merger, in compliance with the provisions in Article 264 of Law 6.404, dated December 15, 1976, as amended by Law 9.457, dated May 05, 1997.

2

2. DESCRIPTION OF THE COMPANY

1) THE COMPANY

Telemig Celular Participações S.A. (TCP) is the Holding company that controls Telemig Celular S.A (“TC”). At March 20, 2009, the Board of Directors approved the proposal to be submitted to the shareholders of both Companies, of a corporate restructuring whose purpose was to merge TC’s shares into TCP, and then TCP’s shares into Vivo Part., in order to convert TC into a wholly-owned subsidiary of TCP, and TCP into a wholly-owned subsidiary of Vivo Part. (“Corporate Restructuring”). Controlled company TC is authorized to render personal mobile services and operates in the state of Minas Gerais.

The Company was organized in conformity with the laws of the Federative Republic of Brazil, under the name Telemig Celular Participações S.A., a publicly-held company with unlimited duration term, known as “Telemig Part.”. Its head-office and jurisdiction are located in the city of Belo Horizonte, state of Minas Gerais, at Rua Levindo Lopes, nº 258, Bairro Funcionários.

3

3. BASIS FOR THE INFORMATION

The accounting information reviewed by the independent auditors, applicable to the trial balance sheets of the Company at base date March 31, 2009 was used as a starting point.

The work was based on interviews with the Company’s management, on managerial data, and additional information, either written or oral, provided by the Company, aging of accounts receivable and accounts payable, loan and debt hedge transactions controls, among others.

This report does not constitute an audit of the accounting statements being used or of any other information contained in this report and, therefore, must not be interpreted as such.

4

4. SUBSEQUENT EVENTS

This valuation does not reflect events that occur subsequent to the issuance of this report. Relevant facts which eventually occurred between the base date of the appraisal and the issuance date hereof were not informed to PLANCONSULT.

Up to the issuance date of this report, PLANCONSULT has not become aware of any event which might substantially change the result of this appraisal.

5

5. SCOPE

The methodology used to calculate the Net Equity at market value (PLR) of the Company, takes into consideration, mainly, the assets and liabilities stated in the accounting information reviewed by the independent auditors of the Company, which comply with the IBRACON rules applicable to the financial statements as of base date March 31, 2009, as well as the trial balance sheets provided by the Company’s subsidiaries.

This methodology is applicable for the determination of the market value of assets and liabilities of a certain company. Its application departs from the book values of the assets and liabilities and effects adjustments to several of these items in order to reflect their probable respective realization values.

For the purpose of determining the market value of assets and liabilities of the Company, the following procedures have been performed:

•	Review and analysis of the trial balance sheets provided by the Company;

•

Analysis of the assets and liabilities accounts recorded in the balance sheet of the Company,, aiming at identifying the items subject to adjustments, as well as the calculation of their probable market values;

•	Adjustment to the accounting statements at their market values based on the result of our analysis;

•

Adjustment to the items of property, plant & equipment at their respective market values, based on our valuation carried out by PLANCONSULT’s technical teams that specialize in the appraisal of fixed assets of telecommunication companies;

•	Calculation of the value of the Company’s investments in its subsidiaries pursuant to the equity result method, taking for basis the shareholders’ equity at market value of these subsidiaries;

•	Calculation of the tax effects (income and social contribution taxes) on surplus values and deficit values resulting from this appraisal;

•	Calculation of the market value of the Company’s shareholders’ equity (Appendix I).

Details of the procedures and calculations mentioned above appear in Chapter VIII of this report.

The purpose of the methodology and scope of this work was to appraise the Company as a going concern; therefore, except for costs and tax credits, any other costs related to expenses usually incurred in the realization of assets or payment of liabilities, as well as those related to bankruptcy or company liquidation proceedings, such as terminations, costs related to judicial disputes, hiring of third-party services (lawyers, consultants, etc.) were not taken into consideration in our calculation.

The PLR methodology considers the market value of the tangible assets, intangible assets (trademarks and patents, software, assignment/right of use) and liabilities adjusted at market value, and does not consider the future profitability of the company.

The scope of our work did not include the identification and valuation of liabilities not recorded or not disclosed by the Company’s Management.

6

The assets evaluation was carried out as follows:

PLANCONSULT requested to VIVO the individual records and/or equity control and engineering data available, for all equity items, at base date March 31, 2009, containing, without limitation, the following information:

Equity or control number

Account

Location

Acquisition date

Property description

Original acquisition value, monetary adjustment and depreciation

Other information

The information already available in the Company’s accounting and technical files was used as much as possible, in order to keep the Company’s “memory”.

We have also requested the record of equipment offer prices, with the prices most recently adopted and actually purchased by the Company, as well as values for installation and assembly and activation labor.

Due to the limited time available, PLANCONSULT performed a physical inspection of the relevant properties, on a reduced sampling basis, jointly with VIVO. At the locations where the inspections were performed, PLANCONSULT staff was accompanied by the Company’s employees. These employees were familiar with the properties and the subject matter of the inspections and were able to answer questions concerning the physical inventory of the properties.

As for the accounting file sent by the Company, for base date March 31, 2009, PLANCONSULT processed a summary of values per account. The accounts with material values were determined as from said summary, as a function of the proportion of the accounting values on the adjusted total original value of the company and of the operating status of the account.

As for the accounts of Properties and Installation in Progress and Advances and as for the intangible assets, the respective residual value (book value) was adopted as market value.

Individual items existing in the accounts with material values were then evaluated, as from the information contained in the records of engineering physical control, for the base date of the work, that is, March 31, 2009.

Accounting entries referring to provisions for loss of property, plant & equipment were not considered in the evaluation at residual book value.

The evaluations provided for in this work usually fall within “Accurate Valuations” of the ABNT Standards (Brazilian Association of Technical Standards), except for the accounts evaluated at their book value.

7

The items of VIVO’s assets, pursuant to their features, were evaluated as follows:

A. ITEMS EVALUATED AT MARKET VALUE

Fixed asset items with material economic value, belonging to the following accounts related to Properties and Installations in Service (BIS) were evaluated pursuant to the traditional methods (at market value):

14211111—BIS Analog Switching and Control Office

14211112—BIS GATEWAY Switching and Control Office, Analog

14211113—BIS Home Location Register—Analog HLR

14211119—BIS Other Analog Switching Equipment

14211121—BIS Digital Switching and Control Office

14211122—BIS Digit GATEWAY Switching and Ctrl Office

14211123—BIS Digital HLR

14211129—BIS Other Digital Switching Equipment

14213121—BIS Digital Switching and Control Office GSM

14213122—BIS Digital GATEWAY Switching and Control Office GSM

14213123—BIS Office Digital HLR GSM

14213129—BIS Other GSM Digital Switching Equipment

14215111—BIS—Core MGW, MSC, VLR—WCDMA

14215112—BIS—Core RNC—WCDMA

14215113—BIS—Core Gateway—WCDMA

14215114—BIS—Core HLR—WCDMA

14215115—BIS—Core PTS—WCDMA

14215119—BIS—Core Others—WCDMA

14211211—BIS RBS—Analog

14211212—BIS Microcells—Analog

14211213—BIS Minicells—Analog

14211214—BIS Repeaters—Analog

14211215—BIS Antennas—Analog

14211216—BIS Radios—Analog

14211219—BIS Other Analog Transm Equipment and Means

14211221—BIS RBS—Digital

14211222—BIS Microcells—Digital

14211223—BIS Minicells—Digital

14211224—BIS Repeaters—Digital

14211225—BIS Antennas—Digital

14211226—BIS Radios—Digital

14211227—BIS Optical Modem—Digital

14211228—BIS Concentrators—Digital

14211229—BIS Other Digital Transm. Equipment and Means

14213221—BIS RBS—GSM Digital

14213222—BIS Microcells—GSM Digital

14213223—BIS Minicells—GSM Digital

14213224—BIS Repeaters—GSM Digital

14213225—BIS Antennas—GSM Digital

14213226—BIS Radios—Digital GSM

14213227—BIS Optical Modem—GSM Digital

14213228—BIS Concentrators—GSM Digital

14213229—BIS Other Digital GSM Transm. Equipment and Means

14213291—BIS Optical overhead or underground GSM cable

14215211—BIS—Access Network NodeB, Mcells—WCDMA

14215212—BIS—Repeater Access Network—WCDMA

8

14215213—BIS—Antenna Access Network—WCDMA

14215214—BIS—Radio Access Network PDH —WCDMA

14215215—BIS—Backbone IP, SDH, Mux, Rot—WCDMA

14215219—BIS—Access Network, Others—WCDMA

14215291—BIS—Cable, optical and others—WCDMA

14211441—BIS Central Air Conditioning Equip.

14211451—BIS Towers

14211452—BIS Poles

14211453—BIS Container

14211459—BIS Other Brackets and Protectors

14211461—BIS Power Equipment

14211462—BIS Batteries

14211492—BIS Fire Fighting Equipment

14213441—BIS GSM Central Air Conditioning Equipment

14213451—BIS GSM Towers

14213452—BIS GSM Poles

14213453—BIS GSM Container

14213459—BIS Other Brackets and Protections GSM

14213461—BIS Power Equipment GSM

14213462—BIS Batteries GSM

14215441—BIS—Central Air Conditioning—WCDMA

14215451—BIS—Tower—WCDMA

14215452—BIS—Pole—WCDMA

14215453—BIS—Container—WCDMA

14215461—BIS—Power Equipment —WCDMA

14211314 BIS Private Switching Station—Analog/Digital

14211511—BIS Pre-paid

14211512—BIS Smart Network

14211513—BIS Voice Mail, Analog/Digital

14211514—BIS Short Message, Analog/Digital

14211519—BIS Other Equipment, Platforms

14211914—BIS Telesupervision Equipment

14213511—BIS GSM Prepaid

14213512—BIS Smart Network GSM

14213513—BIS Voice Mail, Analog/Digital GSM

14213514—BIS Short Message, Analog/Digital GSM

14213519—BIS Other Equipment, Platforms GSM

14215511—BIS—Prepaid Platform—WCDMA

14215512—BIS—Voice Mail Platform—WCDMA

14215513—BIS—Short Message Platform—WCDMA

14215514—BIS—Other Platforms SVA—WCDMA

14215519—BIS—Other Platforms—WCDMA

B. ITEMS EVALUATED AT BOOK VALUE

In consideration the final purpose of our valuation and due to the low economic value in relation to the total assets of the Company, for the items of property, plant & equipment belonging to the following accounts, the respective residual book values were considered as market values.

14211291—BIS Overhead or underground optical cable

14211411—BIS Lands

14211421—BIS Building Constructions

14211431—BIS Elevators

14211454—BIS Underground Ductworks

9

14211911—BIS Fleet Vehicles

14211912—BIS Management Vehicles

14211913—BIS Tools & Instruments Repairs/Construction

14211915—BIS Computer Hardware

14211916—BIS Test and Measuring Equipment

14211919—BIS Furniture and Other Assets Used General

14213454—BIS Underground Ductwork GSM

14216111—BIS—SW Platforms—WCDMA

14216112—BIS—SW Core—WCDMA

14216113—BIS—SW Access Network—WCDMA

14211491—BIS Improvements, Third Party’s Properties

14213491—BIS Improvements, Third Party’s Properties GSM

14215491—BIS—Improvements, Third Party’s Properties—WCDMA

14211311—BIS Private Equipment—Lease

14211312—BIS Private Equipment—Loan for Use

14211313—BIS Private Equipment – Tads

14211292—BIS Implementation Expenses

14211293—BIS Capitalized Interests

For the intangible assets of the following accounts, the respective residual book values were considered as market value.

14212111—BIS Trademarks & Patents

14212121—BIS Software—Call Center

14212122—BIS Software—Billing

14212123—BIS Software—Sap

14212124—BIS Software—Saf

14212125—BIS Software—Human Resources

14212126—BIS Software—Gir

14212127—BIS Software—BRS Maintenance

14212128—BIS Software—Switching Maintenance

14212129—BIS Software, Others

14212199—BIS Others, Intangible Assets

14214126—BIS Software—Gir GSM

14214127—BIS Software—BRS Maintenance GSM

14214128—BIS Software—Switching Maintenance GSM

14311121—Awarded Rights of Use

14212131—BIS Exploration Concession

Remark.: Accounting entries referring to provisions for loss of property, plant & equipment were not considered in the evaluation at residual book value.

Properties and Installations in Progress (BIA)

For the properties and installation in progress (BIA), because the items were not in service of the company up to the base date of the evaluation works (although, they incurred disbursement), their respective book values were considered as market value.

10

6. PROCEDURES

The following outlines the main procedures adopted in our valuation.

1)	Uniform basis in the company under analysis

Our valuation was performed for the Company according to the same provisions and methodology.

We have not described the meaning of each of the Assets and Liabilities Accounts (Capital Accounts), given that the Company met the Accounts Plan (including the contents thereof) fixed by the regulatory agency of the telecommunications industry – ANATEL.

Some of the Assets and Liabilities accounts may have their original book values as zero, as shown in the trial balance sheets of the Company we have received.

The Market Value is the result of the calculation of the Present Value of each Capital account, taking into consideration the aging of each of them and a discount rate equivalent to the capital cost of the company, based on the study prepared by Banco Citibank S.A. (retained by the Company to perform its evaluation based on the Economic Value Method), duly adjusted so as to consider inflation differences between the Brazilian and the North-American currencies.

2)	Use of Goodwill

Goodwill does not add value for this company. Accordingly, we have not considered these items in the calculation of the Company’s Shareholders’ Equity.

3)	Discount rate

In relation to the discount rate of the flow at Present Value of each capital account, we have adopted, in this work, a capital cost equivalent to 14.3% p.a., as shown in APPENDIX II, considering that all amounts recorded in the financial statements provided by the Company are expressed in Brazilian currency (R$—Reais).

4)	Maturity Dates

Accounts under the title “To be Invoiced” were deemed to be of an average term of 15 days.

As from then, we considered the average terms informed, that is, 15 days for 1 to 30 days, 45 days for 31 to 60, 75 days for 61 to 90, and thus successively. The balances of the Accounts of Allowance for Doubtful Debtors are already adjusted at Present Value by application of Law 11.638.

11

5)	Current Assets

a)	Cash

Book values represent Market Value and are already recorded at Present Value.

b)	Accounts Receivables, Net

The account value is zero.

If any, for the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•

Reducing Factors arising out of the amounts which will not presumably be received, recorded in the account of Allowance for Doubtful Debtors – PDD, were considered as Market Value – They are already recorded at Present Value.

c)	Inventories

The account value is zero.

If any, the book values represent the Market Values and are already recorded at Present Value.

d)	Prepayment to Suppliers

The book values represent the Market Values and are already recorded at Present Value.

e)	JSCP (Interest on Own Capital) and Dividends

The account value is zero.

If any, the following are taken into consideration for calculation of the Market Value:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

f)	Deferred taxes and tax credits

f.1)	Tax credits

For the Accounts and Sub-Accounts of taxes which will be adjusted to the Selic rate, the book value represent Market Values and are already recorded at Present Value.

For the calculation of the Market Value of the other tax accounts, the following were considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

f.2)	ICMS on Services to Be Allocated

The account value is zero.

If any, the book values represent the Market Values and are already recorded at Present Value.

12

f.3)	Deferred Social Contribution and Income Taxes

For the calculation of the Market Value, the following were considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Social Contribution and Income Taxes the book values represent the Market Value and are already recorded at Present Value.

g)	Loans and financing

The account value is zero.

If any, for the calculation of the Market Value the following is considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	Reducing Factors arising out of the values which will not be actually received, calculated as from the statistical data provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

h)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

i)	Prepaid expenses

Book values represent Market Values and are already recorded at Present Value.

j)	Other assets

Book values represent Market Values and are already recorded at Present Value.

6)	Non-Current Assets

a)	Financial Investments

The account value is zero.

If any, for the calculation of the Market Value, it is considered that the book values already represent Market Values and are already recorded at Present Value, once the invested amounts are systematically and periodically adjusted. Thus, the balance sheet position at a certain base date will always reflect its respective adjustment until that date.

b)	Deferred taxes and tax credits

a.1)	Tax credits

For the Accounts and Sub-Accounts to be adjusted to the Selic rate, book values represent Market Values and are already recorded at Present Value.

For the calculation of the Market Value of the other tax accounts, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

13

a.2)	Deferred Social Contribution and Income Taxes

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-accounts covered by CVM Instruction no. 371, dated June 27, 2002, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Deferred Social Contribution and Income Taxes, the book values already represent the Market Values – they are already recorded at Present Value.

c)	Loans and Financing

The account value is zero.

If any, for the calculation of the Market Value the following is considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	Reducing Factors arising out of the values which will not be actually received, calculated as from the statistical data provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

d)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

e)	Prepaid expenses

Book values represent Market Values and are already recorded at Present Value.

f)	Other assets

Book values represent Market Values and are already recorded at Present Value.

7)	Investments

•

Equity Result: In cases of interest in controlled companies, the accounting balances shown in the balance sheet of the companies controlled by the Company were adjusted to market value using the same criteria adopted by the Company. The amount recorded for the Company’s interest in those affiliated companies was then adjusted based on the equity result method, taking for basis the shareholders’ equity at market value of its controlled companies. As previously mentioned, for purposes of exchange ratio, the total net of premium or discount possibly recorded in the account of investment held in the companies was disregarded.

•	Other Sub-Accounts

Book values already represent Market Values and are already recorded at Present Value.

14

8)	Property, plant & equipment

For the calculation of the Market Value, the following was considered:

•	Properties and Installation in Service—BIS

PLANCONSULT, through its departments specializing in appraisal of fixed assets of telecommunication companies, performed the appraisal of such assets, at market value, pursuant to the applicable Appraisal Rules and to the procedures already explained in Chapter V above. For items with non-material proportion in the total value of the company, the residual book value recorded in the books of the company was considered as market value.

•	Properties and Installations in Progress—BIA

The book values already represent the Market Values—They are already recorded at Present Value.

9)	Intangible Assets

For the intangible assets, the respective residual book values were considered as market value.

10)	Current Liabilities

a)	Personnel, charges and corporate benefits

Book values represent Market Values and are already recorded at Present Value.

b)	Suppliers and accounts payable

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Suppliers and accounts payable, the book values represent Market Values and are already recorded at Present Value.

c)	Taxes, duties and contributions

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Taxes, duties and contributions, the book values represent Market Values and are already recorded at Present Value.

d)	Loans and Financing

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

e)	Derivative transactions

The account value is zero.

15

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

f)	Interest on own capital and dividends

For calculation of the Market Value, the following were considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

g)	Provision for contingencies

The account value is zero.

If any, book values represent Market Values and are already recorded at Present Value.

h)	Other liabilities

Book values represent Market Values and are already recorded at Present Value.

11)	Non-Current Liabilities

a)	Taxes, duties and contributions

If any, for the calculation of the Market Value, the following was considered:

•	ICMS – Tax benefit payable

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Taxes, duties and contributions, book values represent Market Values and are already recorded at Present Value.

b)	Loans, financing and debentures

The account value is zero.

If any, for the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•

In the other Accounts and Sub-Accounts the value thereof is zero. If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

c)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

d)	Provision for contingencies

The account value is zero.

Book values represent Market Values and are already recorded at Present Value.

16

e)	Advance for Future Capital Increase—AFAC

The account value is zero.

If any, book values represent Market Values and are already recorded at Present Value.

f)	Deferred income

The account value is zero.

If any, book values represent Market Values and are already recorded at Present Value.

g)	Provision for Overdrawn Shareholders’ Equity

The account value is zero.

h)	Other liabilities

Book values represent Market Values and are already recorded at Present Value.

12)	Minority Interest

The account value is zero.

13)	Treasury Shares

The own Company’s treasury shares should not be considered, once they are related to the Shareholders’ Equity account.

17

7. CONCLUSION

Based on the purpose, scope, methodology and data provided by the Company, the market value of the Net Equity, at March 31, 2009, is R$ 1,250,973,445.36.

18

8. PLANCONSULT

PLANCONSULT is a market leader in appraising large telecommunication companies, is focused on medium and large size customers, and is specialized in the Appraisal of companies and fixed assets. To this effect, we have been quite successful with our customers for more than 30 years.

PLANCONSULT provides asset appraisals, business valuations, advisory services in corporate transactions (M&A) and restructurings for the mainstream industrial and financial Brazilian corporations, domestic as well as multinational.

A state of art consulting company, we are fully focused on understanding the clients’ needs and offer services with global and integrated solutions.

Our staff of experienced professionals is armed with a comprehensive database on asset and business valuations. Our main resources are the highly qualified and experienced professional senior staff, as well as a long term large and diverse database on assets and businesses assessments.

“We carry out our work quickly and safely, and we know what brings value to our client, and what doesn’t.”

Maintaining confidentiality, working with maximum integration with the client, balancing planning and action are the keys to our outstanding track record. PLANCONSULT has assisted the most diverse businesses, aiming above the expected results, bringing true benefits to management, and unlocking the value of the appraised Companies.

PLANCONSULT is registered with several Brazilian public agencies for appraisals of fixed assets as well as economic-financial appraisals of large companies, and these registrations have been renewed and are currently valid. Our works have traditionally been fully approved by the CVM (Brazilian Securities and Exchange Commission), SEC (Securities Exchange Commission—USA), USGAAP and IASC. Examples thereof are the launching of VCP’s ADRs, CIMPOR’s IPO, organization of the holding companies of TELEFONICA and Portugal Telecom in Brazil and Appraisal of the Net Equity at Market Value (PLR) of VIVO, PERDIGÃO, BATAVIA, and ELEVA.

We have extensive experience in information technology, corporate environment, relational databases, communications relationship among different environments, etc. Our own facilities are provided with latest generation servers, with disk capacity in excess of 16 Tb, and automatic safety and back-up systems, in addition to more than 50 work stations. For field work, we are also provided with mobile networks and servers, in addition to notebooks operated by our field staff, in order to locally assist our customers, with maximum efficiency.

In the recent years, PLANCONSULT has carried out hundreds of appraisals for many of the largest and most important companies in Brazil, in addition to presenting same appraisals to government institutions, such as Banco Nacional de Desenvolvmento Econômico S.A. Participações – BNDESPAR (National Economic Development Bank), Federal Revenue Service, Brazilian Securities and Exchange Commission – CVM, etc.

PLANCONSULT has acted as consultant and advisor in company privatization transactions, under the terms of decree no. 91.991, dated November 28, 1985 (company appraisal and transfer of share control), having carried out the appraisal of several companies which have already been privatized (Banestado, Banespa, Usiminas, PQU, Açominas, Celpav, Sibra, Banco Meridional, CESP, ELETROPAULO and the 53 subsidiaries of the TELEBRÁS System).

We have also carried out technical-financial due diligence services for companies, particularly for meeting the needs of financing organizations as for example IDB (Inter-American Development Bank).

19

PLANCONSULT, in addition to its technical capacity and know-how, facilities, staff and its own computer systems (hardware and software), also has the requisite field experience in TELECOMMUNICATION COMPANIES, which can be evidenced by the appraisal works performed for the following publicly-held companies:

Privatization of the TELEBRÁS System and CRT
• TELEACRE—Telecomunicações do Acre S.A.
• TELASA—Telecomunicações de Alagoas S.A.
• TELAMAZON—Telecomunicações do Amazonas S.A.
• TELEAMAPÁ—Telecomunicações do Amapá S.A.
• TELEBAHIA—Telecomunicações da Bahia S.A.
• TELEBAHIA Celular S.A.
• TELECEARÁ—Telecomunicações do Ceará S.A.
• TELEBRÁS—Telecomunicações Brasileiras S.A.
• TELEBRASÍLIA—Telecomunicações de Brasília S.A
• TELEST—Telecomunicações do Espírito Santo S.A.
• TELEST Celular S.A.
• TELEGOIÁS—Telecomunicações de Goiás S.A.
• TELMA—Telecomunicações do Maranhão S.A.
• TELEMIG—Telecomunicações de Minas Gerais S.A.
• TELEMS—Telecomunicações do Mato Grosso do Sul S.A.
• TELEMAT—Telecomunicações do Mato Grosso S.A.
• TELEPARÁ—Telecomunicações do Pará S.A.
• TELPA—Telecomunicações da Paraíba S.A.
• TELPE—Telecomunicações de Pernambuco S.A.
• TELEPISA—Telecomunicações do Piauí S.A.
• TELEPAR—Telecomunicações do Paraná S.A.
• EMBRATEL—Empresa Brasileira de Telecomunicações S.A.
• TELERJ—Telecomunicações do Rio de Janeiro S.A.
• TELERJ Celular S.A.
• TELERN—Telecomunicações do Rio Grande do Norte S.A.
• TELERON—Telecomunicações de Rondônia S.A.
• TELAIMA—Telecomunicações de Roraima S.A.
• CRT – Companhia Riograndense de Telecomunicações
• CTMR—Companhia Telefônica Melhoramento e Resistência
• CRT Celular S.A.
• TELESC—Telecomunicações de Santa Catarina S.A.
• TELERGIPE—Telecomunicações de Sergipe S.A.
• CPqD—Centro de Pesquisa e Desenvolvimento—TELEBRÁS
• CTBC—Companhia Telefônica da Borda do Campo
• TELESP—Telecomunicações de São Paulo S.A.
• TELESP Celular S.A.

20

Telefônica
• CETERP—Centrais Telefônicas de Ribeirão Preto S.A.
• CRT Celular S.A.
• CTBC—Companhia Telefônica da Borda do Campo
• TELEBAHIA Celular S.A.
• TELERGIPE Celular S.A.
• TELERJ Celular S.A.
• TELESP—Telecomunicações de São Paulo S.A.
• TELEST Celular S.A.

Tele Centro Sul Participações S/A—TCS (currently named BRASIL TELECOM)
• Companhia Telefônica Melhoramento e Resistência—CTMR
• CRT—Companhia Riograndense de Telecomunicações
• Telecomunicações de Brasília S.A.—TELEBRASÍLIA
• Telecomunicações de Goiás S.A.—TELEGOIÁS
• Telecomunicações de Mato Grosso do Sul S.A.—TELEMS
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações do Paraná S.A.—TELEPAR

Telesp Celular
• CETERP Celular S.A.
• GLOBAL TELECOM S.A.
• TELESP Celular S.A

TIM
• Maxitel S.A.
• TIM Nordeste Telecomunicações S.A

VÉSPER
• VÉSPER S.A.
• VÉSPER SÃO PAULO S.A

PLANCONSULT has also performed appraisals for several publicly-held companies engaged in other industries of the Brazilian economy, which appraisals have been approved not only by the companies, but also by the regulatory agencies, including the CVM.

21

9. DISCLAIMER

1)	This Appraisal Report for Net Equity at Market Value has been prepared by PLANCONSULT Planejamento e Consultoria Ltda. (“PLANCONSULT”) with the purpose of supporting the share exchange process and mergers of the affiliated companies, according to the applicable provisions in the calculation of the share exchange ratios, as set forth in article 264 of Law no. 6.404, dated December 15, 1976, as amended by Law no. 9.457, dated May 05, 1997.

2)	This report has been prepared based on information provided by the Company’s management, as well as other public information available, including financial statements of the Company audited or reviewed by ERNST YOUNG AUDITORES INDEPENDENTES S/S, it being certain that PLANCONSULT has taken all caution and acted on a highly diligent basis in order to request that information provided by the company was true and consistent with that audited or reviewed. Notwithstanding the foregoing, it may not warrant that such information is correct and complete.

3)	PLANCONSULT has not carried out any legal, accounting or other audit processes nor has independently investigated the information made available for purposes of preparing this Appraisal Report. Accordingly, impacts of any other audit or investigation process were not taken into consideration in this work and PLANCONSULT does not undertake any responsibility whatsoever for the truthfulness, accuracy or extent of the information obtained.

4)	The processed information was not analyzed by PLANCONSULT as to its validity and legal effectiveness, since such analysis is beyond its professional scope. The validity and enforceability of the liens or encumbrances over the Company’s properties have neither been analyzed. However, the amounts referring to such liens or encumbrances were taken into consideration in our work.

5)	Therefore, PLANCONSULT does not undertake any liability for legal, engineering or finance matters, other than as it is implicit in the exercise of its specific duties in the case, as primarily set forth in laws, codes or own regulations.

6)	The Company’s officers have not, in any way, directed, prevented or performed any acts which could have impaired the access, use or knowledge of the information material for the quality of the work, having declared that all the documents and/or other information available for the performance of our valuation and quality of the respective conclusions were provided to PLANCONSULT.

7)	PLANCONSULT declares that the amount of shares of the Company under analysis held by PLANCONSULT itself, its controlling shareholders and persons related thereto, or under its discretionary management, is zero.

22

•

PLANCONSULT declares the inexistence of any conflict or communion of interests, either present or potential, with the controlling shareholder of the company, or its minority shareholders, or in relation to any other related company, its respective partners, or with respect to the transaction of exchange of shares itself and mergers of the affiliated companies.

•

No guarantee is made that any of the premises, estimates, projections, partial or total results or conclusion used or presented in this Appraisal Report shall be actually achieved or will actually occur, either totally or partially. The final results may differ from the projections, and these differences may be material, and may be impacted, among other things, by market conditions. Therefore, PLANCONSULT does not warrant the realization or not of the projections contained in this document, especially those the occurrence of which depends on future and uncertain events.

•	The fixed assets of the company were evaluated by PLANCONSULT.

•

No future benefits which may the eventual success of the transaction of share exchange and mergers of the affiliated company may bring to the same were taken into consideration in the Appraisal Report.

•	The information contained in this report reflect the financial and accounting situation of the company at 03/31/2009. Any change in this situation may alter the result presented herein.

•	This Appraisal Report must be used solely within the scope of the transaction of share exchange and mergers of affiliated companies, duly informed to the market by the competent media.

•	Analysis reports prepared by PLANCONSULT and/or its affiliates for other companies and industries may address market premises differently from what is contained in this Appraisal Report.

•	This Appraisal Report may not be reproduced or published, whether fully or partially, without prior consent by PLANCONSULT.

•	The base date of this Appraisal Report is 03/31/2009.

23

São Paulo, May 27, 2009.

PLANCONSULT Planejamento e Consultoria Ltda.

CORECON: RE/2849 – SP

CRA: E-1256 – SP

CREA: 21.973 – SP

EDGAR V. SALEM	MARCOS B. JORGE	EDGAR V. SALEM JR.	EDWARD DIAS MORENO
CRA: 12.500 – SP	CORECON: 17.198 – SP	CRA: 82986 – SP	CRC: 1SP064073/O-0
CREA: 46.152 – SP

24

10. APPENDIX

APPENDIX I – Balance Sheet – at market value

APPENDIX II – Discount rate

25

BALANCE SHEETS	PLR 31 Mar 09

TELEMIG CELULAR PARTICIPAÇÕES S.A.
ASSETS

CURRENT ASSETS:
Cash	322,538,266.58
Accounts receivable, net	—
Inventories	—
Prepayments to Suppliers	737.76
JSCP and Dividends	—
Deferred taxes and tax credits	7,040,619.04
Loans and financing	—
Derivative transactions	—
Prepaid expenses	618,658.38
Other assets	51,391.03

Total Current Assets	330,249,672.79

NON-CURRENT ASSETS:
Non-Current Assets:
Financial Investments	—
Deferred taxes and tax credits	134,288,498.14
Loans and financing	—
Derivative transactions	—
Prepaid expenses	295,655.23
Other assets	477,154.83
Investments	878,704,910.15
Property, plant & equipment, net	45,394.20
Intangible assets, net	—
Deferred assets, net	—

Total Non-Current Assets	1,013,811,612,55

Total Assets	1,344,061,285.34

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Salaries, payroll and corporate benefits payable	31,799.09
Suppliers and other accounts payable	777,503.03
Taxes, duties and contributions payable	31.34
Loans, financing and debentures	—
Derivative transactions	—
Interest on own capital and dividends	8,113,530.90
Provision for contingencies	—
Other liabilities	84,154,230.02
Total Current Liabilities	93,077,094.38

NON-CURRENT LIABILITIES:
Non-Current Liabilities:
Taxes, duties and contributions payable	—
Loans, financing and debentures	—
Derivative transactions	—
Provision for contingencies	—
AFAC	—
Deferred income	—
Provision for Overdrawn Shareholders’ Equity	—
Other liabilities	10,745.60
Total Non-Current Liabilities	10,745.60

26

MINORITY INTEREST

SHAREHOLDERS’ EQUITY:
Capital Stock
Treasury shares
Capital reserves
Profit reserves
Revaluation reserves
Equity result adjustments
Retained earnings
Income for the Year
Income at Balance Sheet Conversion

Total Shareholders’ Equity		1,250,973,445.36

Total Liabilities and Shareholders’ Equity		1,344,061,285.34

Shareholders’ Equity (PL)		1,772,875,898.42
Tax Credit		R$0.00
Net Equity (PLR)		1,250,973,445.36
PLR – PL		521,902,453.06
Income Tax and CSLL 34%		177,446,834.04
Tax Credit		R$0.00
Final PLR with Tax Effect	R$	1,250,973,445.36
VIVO Part 58.94%		737,323,748.69

27

DISCOUNT RATE

Position at March 31, 2009

WACC
Cost of Equity
U.S. Risk Free Rate (30-Year Treasury Bond)	3.8%
Country Risk Premium	2.5%
Beta	0.9%
Levered Equity Beta	1.2%
Market Risk Premium	6.0%
Cost of Equity (Nominal USC)	13.4%

Cost of Debt
Pre-Tax Cost of Debt	9.5%
Marginal Tax Rate	34.0%
After-Tax Cost of Debt (Nominal USO)	6.3%

Capital Structure
Target Debt	35.0%

WACC (United States Nominal)	10.9%

Expected inflation – United States	1.4%

Expected inflation – Brazil	4.5%

Brazil Nominal WACC	14.30

28

TELEMIG CELULAR S/A

APPRAISAL REPORT FOR NET EQUITY AT PRESENT

VALUE

EXECUTIVE SUMMARY

March/2009

1.	INTRODUCTION		2

2.	DESCRIPTION OF THE COMPANY		3

3.	BASIS FOR THE INFORMATION		4

4.	SUBSEQUENT EVENTS		5

5.	SCOPE		6

6.	PROCEDURES		11
	1)	Uniform Basis In The Company Under Analysis	11
	2)	Use Of Goodwill	11
	3)	Discount Rate	11
	4)	Maturity Dates	11
	5)	Current Assets	12
	6)	Non-Current Assets	13
	7)	Investments	14
	8)	Property, Plant & Equipment	15
	9)	Intangible Assets	15
	10)	Current Liabilities	15
	11)	Non-Current Liabilities	16
	12)	Minority Interest	17
	13)	Treasury Shares	17

7.	CONCLUSION		18

8.	PLANCONSULT		19

9.	DISCLAIMER		22

10.	APPENDIX		25

1. INTRODUCTION

PLANCONSULT Planejamento e Consultoria Ltda was retained by TELEMIG CELULAR S.A. (“TC”) to value the Company’s Net Equity at Market Value, for the base date of March 31, 2009. This was done in connection with the Corporate Restructuring process in order to determine the exchange ratio for the shares held by non-controlling shareholders of TELEMIG CELULAR S.A. (“TC”) that will be exchanged for shares of TELEMIG CELULAR PARTICIPAÇÕES S.A. (“TCP”), and in order to allow the comparison of the exchange ratios resulting from the adoption of the economic value criterion elected by the management of the respective companies in the protocol of merger, in compliance with the provisions in Article 264 of Law 6.404, dated December 15, 1976, as amended by Law 9.457, dated May 05, 1997.

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2. DESCRIPTION OF THE COMPANY

1) THE COMPANY

TELEMIG CELULAR S.A. (TC) is a publicly-held corporation governed by its Bylaws as well as by the laws of the Federative Republic of Brazil.

The Company is engaged in the provision of mobile cellular telephone services and activities necessary or useful for the performance of such services, in conformity with the concessions, authorizations and permissions granted thereto, including:

a.	Project, performance, implementation, marketing, operation, maintenance and exploitation of mobile cellular telephone services, other telecommunication services and related services;

b.	Rendering of telecommunication engineering services; and

c.	Import, export and marketing of properties, equipment, handsets and accessories related to mobile cellular telephony.

For the achievement of its purposes, TC is entitled to incorporate properties and third-party rights into its equity, as well as holding equity interest in other companies, seeking compliance with the national telecommunications policy; promoting the import of properties and services necessary for the performance of the activities included in the company’s purposes; rendering technical assistance services to the telecommunication companies, performing common interest activities; carrying out research activities aimed at the development of the telecommunications industry; entering into agreements or conventions with other telecommunication service providers or any persons, seeking to ensure the operation of the services, without prejudice to the duties and responsibilities pertaining to each of them; exercising activities related to its corporate purpose.

The Company has its head-office and jurisdiction in the city of Belo Horizonte, state of Minas Gerais, at Rua Levindo Lopes, nº 258, Bairro Funcionários, being entitled, upon resolution of its Board of Executive Officers, with due compliance with the provisions in article 30 of its bylaws, to open and close branches and offices in any part of the domestic territory or abroad. The Company is organized for an indeterminate duration term.

3. BASIS FOR THE INFORMATION

The accounting information reviewed by the independent auditors, applicable to the trial balance sheets of the Company (and of its affiliated companies) at base date March 31, 2009 was used as a starting point.

The work was based on interviews with the Company’s management, on managerial data, and additional information, either written or oral, provided by the Company, aging of accounts receivable and accounts payable, loan and debt hedge transactions controls, among others.

This report does not constitute an audit of the accounting statements being used or of any other information contained in this report and, therefore, must not be interpreted as such.

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4. SUBSEQUENT EVENTS

This valuation does not reflect events that occur subsequent to the issuance of this report. Relevant facts which eventually occurred between the base date of the appraisal and the issuance date hereof were not informed to PLANCONSULT.

Up to the issuance date of this report, PLANCONSULT has not become aware of any event which might substantially change the result of this appraisal.

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5. SCOPE

The methodology used to calculate the Net Equity at market value (PLR) of the Company takes into consideration, mainly, the assets and liabilities stated in the accounting information reviewed by the independent auditors of the Company, which comply with the IBRACON rules applicable to the financial statements as of base date March 31, 2009, as well as the trial balance sheets provided by the Company’s subsidiaries.

This methodology is applicable for the determination of the market value of assets and liabilities of a certain company. Its application departs from the book values of the assets and liabilities and effects adjustments to several of these items in order to reflect their probable respective realization values.

For the purpose of determining the market value of assets and liabilities of the Company, the following procedures have been performed:

•	Review and analysis of the trial balance sheets provided by the Company;

•

Analysis of the assets and liabilities accounts recorded in the balance sheet of the Company,, aiming at identifying the items subject to adjustments, as well as the calculation of their probable market values;

•	Adjustment to the accounting statements at their market values based on the result of our analysis;

•

Adjustment to the items of property, plant & equipment at their respective market values, based on our valuation carried out by PLANCONSULT’s technical teams that specialize in the appraisal of fixed assets of telecommunication companies;

•	Calculation of the value of the Company’s investments in its subsidiaries pursuant to the equity result method, taking for basis the shareholders’ equity at market value of these subsidiaries;

•	Calculation of the tax effects (income and social contribution taxes) on surplus values and deficit values resulting from this appraisal;

•	Calculation of the market value of the Company’s shareholders’ equity (APPENDIX I).

Details of the procedures and calculations mentioned above appear in Chapter VIII of this report.

The purpose of the methodology and scope of this work was to appraise a going concern; therefore, except for costs and tax credits, any other costs related to expenses usually incurred in the realization of assets or payment of liabilities, as well as those related to bankruptcy or company liquidation proceedings, such as terminations, costs related to judicial disputes, hiring of third-party services (lawyers, consultants, etc.) were not taken into consideration in our calculation.

The PLR methodology considers the market value of the tangible assets, intangible assets (trademarks and patents, software, assignment/right of use) and liabilities adjusted at market value, and does not consider the future profitability of the company.

The scope of our work did not include the identification and valuation of liabilities not recorded or not disclosed by the Company’s Management.

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The assets evaluation was carried out as follows:

PLANCONSULT requested to TELEMIG the individual records and/or equity control and engineering data available, for all equity items, at base date March 31, 2009, containing, without limitation, the following information:

Equity or control number

Account

Location

Acquisition date

Property description

Original acquisition value, monetary adjustment and depreciation

Other information

The information already available in the Company’s accounting and technical files was used as much as possible, in order to keep the Company’s “memory”.

We have also requested the record of equipment offer prices, with the prices most recently adopted and actually purchased by the Company, as well as values for installation and assembly and activation labor.

Due to the limited time available, PLANCONSULT performed a physical inspection of the relevant properties, on a reduced sampling basis, jointly with VIVO. At the locations where the inspections were performed, PLANCONSULT staff was accompanied by the Company’s employees. These employees were familiar with the properties and subject matter of the inspections and were able to answer questions concerning the physical inventory of the properties.

As for the accounting file sent by the Company, for base date March 31, 2009, PLANCONSULT processed a summary of values per account. The accounts with material values were determined as from said summary, as a function of the proportion of the accounting values on the adjusted total original value of the company and of the operating status of the account.

As for the accounts of Properties and Installation in Progress and Advances and as for the intangible assets, the respective residual value (book value) was adopted as market value.

Individual items existing in the accounts with material values were then evaluated, as from the information contained in the records of engineering physical control, for the base date of the work, that is, March 31, 2009.

Accounting entries referring to provisions for loss of property, plant & equipment were not considered in the evaluation at residual book value.

The evaluations provided for in this work usually fall within “Accurate Valuations” of the ABNT Standards (Brazilian Association of Technical Standards), except for the accounts evaluated at their book value.

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The items of TELEMIG’s assets, pursuant to their features, were evaluated as follows:

A. ITEMS VALUATED AT MARKET VALUE

Fixed asset items with material economic value, belonging to the following accounts related to Properties and Installations in Service (BIS) were evaluated pursuant to the traditional methods (at market value):

14211111—BIS Analog Switching and Control Office

14211112—BIS GATEWAY Switching and Control Office, Analog

14211113—BIS Home Location Register—Analog HLR

14211119—BIS Other Analog Switching Equipment

14211121—BIS Digital Switching and Control Office

14211122—BIS Digit GATEWAY Switching and Ctrl Office

14211123—BIS Digital HLR

14211129—BIS Other Digital Switching Equipment

14213121—BIS Digital Switching and Control Office GSM

14213122—BIS Digital GATEWAY Switching and Control Office GSM

14213123—BIS Office Digital HLR GSM

14213129—BIS Other GSM Digital Switching Equipment

14215111—BIS—Core MGW, MSC, VLR—WCDMA

14215112—BIS—Core RNC—WCDMA

14215113—BIS—Core Gateway—WCDMA

14215114—BIS—Core HLR—WCDMA

14215115—BIS—Core PTS—WCDMA

14215119—BIS—Core Others—WCDMA

14211211—BIS RBS—Analog

14211212—BIS Microcells—Analog

14211213—BIS Minicells—Analog

14211214—BIS Repeaters—Analog

14211215—BIS Antennas—Analog

14211216—BIS Radios—Analog

14211219—BIS Other Analog Transm Equipment and Means

14211221—BIS RBS—Digital

14211222—BIS Microcells—Digital

14211223—BIS Minicells—Digital

14211224—BIS Repeaters—Digital

14211225—BIS Antennas—Digital

14211226—BIS Radios—Digital

14211227—BIS Optical Modem—Digital

14211228—BIS Concentrators—Digital

14211229—BIS Other Digital Transm. Equipment and Means

14213221—BIS RBS—GSM Digital

14213222—BIS Microcells—GSM Digital

14213223—BIS Minicells—GSM Digital

14213224—BIS Repeaters—GSM Digital

14213225—BIS Antennas—GSM Digital

14213226—BIS Radios—Digital GSM

14213227—BIS Optical Modem—GSM Digital

14213228—BIS Concentrators—GSM Digital

14213229—BIS Other Digital GSM Transm. Equipment and Means

14213291—BIS Optical overhead or underground GSM cable

14215211—BIS—Access Network NodeB, Mcells—WCDMA

14215212—BIS—Repeater Access Network—WCDMA

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14215213—BIS—Antenna Access Network—WCDMA

14215214—BIS—Radio Access Network PDH—WCDMA

14215215—BIS—Backbone IP, SDH, Mux, Rot—WCDMA

14215219—BIS—Access Network, Others—WCDMA

14215291—BIS—Cable, optical and others—WCDMA

14211441—BIS Central Air Conditioning Equip.

14211451—BIS Towers

14211452—BIS Poles

14211453—BIS Container

14211459—BIS Other Brackets and Protectors

14211461—BIS Power Equipment

14211462—BIS Batteries

14211492—BIS Fire Fighting Equipment

14213441—BIS GSM Central Air Conditioning Equipment

14213451—BIS GSM Towers

14213452—BIS GSM Poles

14213453—BIS GSM Container

14213459—BIS Other Brackets and Protections GSM

14213461—BIS Power Equipment GSM

14213462—BIS Batteries GSM

14215441—BIS—Central Air Conditioning—WCDMA

14215451—BIS—Tower—WCDMA

14215452—BIS—Pole—WCDMA

14215453—BIS—Container—WCDMA

14215461—BIS—Power Equipment—WCDMA

14211314 BIS Private Switching Station—Analog/Digital

14211511—BIS Pre-paid

14211512—BIS Smart Network

14211513—BIS Voice Mail, Analog/Digital

14211514—BIS Short Message, Analog/Digital

14211519—BIS Other Equipment, Platforms

14211914—BIS Telesupervision Equipment

14213511—BIS GSM Prepaid

14213512—BIS Smart Network GSM

14213513—BIS Voice Mail, Analog/Digital GSM

14213514—BIS Short Message, Analog/Digital GSM

14213519—BIS Other Equipment, Platforms GSM

14215511—BIS—Prepaid Platform—WCDMA

14215512—BIS—Voice Mail Platform—WCDMA

14215513—BIS—Short Message Platform—WCDMA

14215514—BIS—Other Platforms SVA—WCDMA

14215519—BIS—Other Platforms—WCDMA

B. ITEMS VALUATED AT BOOK VALUE

In consideration of the final purpose of our valuation and due to the low economic value in relation to the total assets of the Company, for the items of property, plant & equipment belonging to the following accounts, the respective residual book values were considered as market values.

14211291—BIS Overhead or underground optical cable

14211411—BIS Lands

14211421—BIS Building Constructions

14211431—BIS Elevators

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14211454—BIS Underground Ductworks

14211911—BIS Fleet Vehicles

14211912—BIS Management Vehicles

14211913—BIS Tools & Instruments Repairs/Construction

14211915—BIS Computer Hardware

14211916—BIS Test and Measuring Equipment

14211919—BIS Furniture and Other Assets Used General

14213454—BIS Underground Ductwork GSM

14216111—BIS—SW Platforms—WCDMA

14216112—BIS—SW Core—WCDMA

14216113—BIS—SW Access Network—WCDMA

14211491—BIS Improvements, Third Party’s Properties

14213491—BIS Improvements, Third Party’s Properties GSM

14215491—BIS—Improvements, Third Party’s Properties—WCDMA

14211311—BIS Private Equipment—Lease

14211312—BIS Private Equipment—Loan for Use

14211313—BIS Private Equipment—Tads

14211292—BIS Implementation Expenses

14211293—BIS Capitalized Interests

For the intangible assets of the following accounts, the respective residual book values were considered as market value

14212111—BIS Trademarks & Patents

14212121—BIS Software—Call Center

14212122—BIS Software—Billing

14212123—BIS Software—Sap

14212124—BIS Software—Saf

14212125—BIS Software—Human Resources

14212126—BIS Software—Gir

14212127—BIS Software—BRS Maintenance

14212128—BIS Software—Switching Maintenance

14212129—BIS Software, Others

14212199—BIS Others, Intangible Assets

14214126—BIS Software—Gir GSM

14214127—BIS Software—BRS Maintenance GSM

14214128—BIS Software—Switching Maintenance GSM

14311121—Awarded Rights of Use

14212131—BIS Exploration Concession License

Remark.: Accounting entries referring to provisions for loss of property, plant & equipment were not considered in the evaluation at residual book value.

Properties and Installations in Progress (BIA)

For the properties and installation in progress (BIA), because the items were not in service of the company up to the base date of the evaluation works (although, they incurred disbursement), their respective book values were considered as market value.

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6. PROCEDURES

The following outlines the main procedures adopted in our valuation.

1)	Uniform basis in the company under analysis

Our valuation was performed for the Company according to the same provisions and methodology.

We have not described the meaning of each of the Assets and Liabilities Accounts (Capital Accounts), given that the Company met the Accounts Plan (including the contents thereof) fixed by the regulatory agency of the telecommunications industry – ANATEL.

Some of the Assets and Liabilities accounts may have their original book values as zero, as shown in the trial balance sheets of the Company we have received.

The Market Value is the result of the calculation of the Present Value of each Capital account, taking into consideration the aging of each of them and a discount rate equivalent to the capital cost of the company, based on the study prepared by Banco Citibank S.A. (retained by the Company to perform its evaluation based on the Economic Value Method), duly adjusted so as to consider inflation differences between the Brazilian and the North-American currencies.

2)	Use of Goodwill

Goodwill adds no value for this company. Accordingly, we have not considered these items in the calculation of the Company’s Shareholders’ Equity.

3)	Discount rate

In relation to the discount rate of the flow at Present Value of each capital account, we have adopted, in this work, a capital cost equivalent to 14.3% p.a., as shown in APPENDIX II, considering that all amounts recorded in the financial statements provided by the Company are expressed in Brazilian currency (R$—Reais).

4)	Maturity Dates

Accounts under the title “To be Invoiced” were deemed to be of an average term of 15 days.

As from then, we considered the average terms informed, that is, 15 days for 1 to 30 days, 45 days for 31 to 60, 75 days for 61 to 90, and thus successively. The balances of the Accounts of Allowance for Doubtful Debtors are already adjusted at Present Value by application of Law 11.638.

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5)	Current Assets

a)	Cash

Book values represent Market Value and are already recorded at Present Value.

b)	Accounts receivable, net

For the calculation of the Market Value, the following was taken into consideration:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•

Reducing Factors arising out of the amounts which will not presumably be received, recorded in the account of Allowance for Doubtful Debtors – PDD, were considered as Market Value – They are already recorded at Present Value.

c)	Inventories

The book values represent the Market Values and are already recorded at Present Value.

d)	Prepayment to Suppliers

The book values represent the Market Values and are already recorded at Present Value.

e)	JSCP (Interest on Own Capital) and Dividends

The account value is zero.

If any, the following are taken into consideration for calculation of the Market Value:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

f)	Deferred taxes and tax credits

f.1)	Tax credits

For the Accounts and Sub-Accounts of taxes which will be adjusted to the Selic rate, the book value represent Market Values and are already recorded at Present Value.

For the calculation of the Market Value of the other tax accounts, the following were considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

f.2)	ICMS on Services to Be Allocated

The book values represent the Market Values and are already recorded at Present Value.

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f.3)	Deferred Social Contribution and Income Taxes

For the calculation of the Market Value, the following were considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Social Contribution and Income Taxes the book values represent the Market Value and are already recorded at Present Value.

g)	Loans and financing

The account value is zero.

If any, for the calculation of the Market Value the following is considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	Reducing Factors arising out of the values which will not be actually received, calculated as from the statistical data provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

h)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

i)	Prepaid expenses

Book values represent Market Values and are already recorded at Present Value.

j)	Other assets

Book values represent Market Values and are already recorded at Present Value.

6)	Non-Current Assets

a)	Financial Investments

The account value is zero.

If any, for the calculation of the Market Value, it is considered that the book values represent Market Values and are already recorded at Present Value, once the invested amounts are systematically and periodically adjusted. Thus, the balance sheet position at a certain base date will always reflect its respective adjustment until that date.

b)	Deferred taxes and tax credits

a.1)	Tax credits

For the Accounts and Sub-Accounts to be adjusted to the Selic rate, book values represent Market Values and are already recorded at Present Value.

For the calculation of the Market Value of the other tax accounts, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

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a.2)	Deferred Social Contribution and Income Taxes

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-accounts covered by CVM Instruction no. 371, dated June 27, 2002, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Deferred Social Contribution and Income Taxes, the book values already represent the Market Values – they are already recorded at Present Value.

c)	Loans and Financing

The account value is zero.

If any, for the calculation of the Market Value the following is considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	Reducing Factors arising out of the values which will not be actually received, calculated as from the statistical data provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

d)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

e)	Prepaid expenses

Book values represent Market Values and are already recorded at Present Value.

f)	Other assets

Book values represent Market Values and are already recorded at Present Value.

7)	Investments

•

Equity Result: In cases of interest in controlled companies, the accounting balances shown in the balance sheet of the companies controlled by the Company were adjusted to market value using the same criteria adopted by the Company. The amount recorded for the Company’s interest in those affiliated companies was then adjusted based on the equity result method, taking for basis the shareholders’ equity at market value of its controlled companies. As previously mentioned, for purposes of exchange ratio, the total net of premium or discount possibly recorded in the account of investment held in the companies was disregarded.

•	Other Sub-Accounts

Book values represent Market Values and are already recorded at Present Value.

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8)	Property, plant & equipment

For the calculation of the Market Value, the following was considered:

•	Properties and Installation in Service—BIS

PLANCONSULT, through its departments specializing in appraisal of fixed assets of telecommunication companies, performed the appraisal of such assets, at market value, pursuant to the applicable Appraisal Rules and to the procedures already explained in Chapter V above. For items with non-material proportion in the total value of the company, the residual book value recorded in the books of the company was considered as market value.

•	Properties and Installations in Progress—BIA

The book values already represent the Market Values—They are already recorded at Present Value.

9)	Intangible Assets

For the intangible assets, the respective residual book values were considered as market value.

10)	Current Liabilities

a)	Personnel, charges and corporate benefits

Book values represent Market Values and are already recorded at Present Value.

b)	Suppliers and accounts payable

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Suppliers and accounts payable, the book values represent Market Values and are already recorded at Present Value.

c)	Taxes, duties and contributions

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Taxes, duties and contributions, the book values represent Market Values and are already recorded at Present Value.

d)	Loans and Financing

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

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e)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

f)	Interest on own capital and dividends

Book values represent Market Values and are already recorded at Present Value.

g)	Provision for contingencies

Book values represent Market Values and are already recorded at Present Value.

h)	Other liabilities

Book values represent Market Values and are already recorded at Present Value.

11)	Non-Current Liabilities

a)	Taxes, duties and contributions

For the calculation of the Market Value, the following was considered:

•	ICMS—Tax benefit payable

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•	In the other Accounts and Sub-Accounts of Taxes, duties and contributions, book values represent Market Values and are already recorded at Present Value.

b)	Loans, financing and debentures

For the calculation of the Market Value, the following was considered:

•	The aging of each of the Accounts and Sub-Accounts, as provided by the Company.

•	The Discount Rate explained in item 3 above, for calculating the Present Value of the Accounts and Sub-Accounts.

•

In the other Accounts and Sub-Accounts the value thereof is zero. If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

c)	Derivative transactions

The account value is zero.

If any, for the calculation of the Market Value the accrual provided by the Company is taken into consideration, which is already calculated at Market Values (MTM).

d)	Provision for contingencies

The account value is zero.

If any, book values represent Market Values and are already recorded at Present Value.

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e)	Advance for Future Capital Increase—AFAC

The account value is zero.

If any, book values represent Market Values and are already recorded at Present Value.

f)	Deferred income

The account value is zero.

If any, book values represent Market Values and are already recorded at Present Value.

g)	Provision for Overdrawn Shareholders’ Equity

The account value is zero.

h)	Other liabilities

Book values represent Market Values and are already recorded at Present Value.

12)	Minority Interest

The account value is zero.

13)	Treasury Shares

The own Company’s treasury shares should not be considered, once they are related to the Shareholders’ Equity account.

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7. CONCLUSION

Based on the purpose, scope, methodology and data provided by the Company, the market value of the Net Equity, at March 31, 2009, is R$ 1,101,285,715.13.

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8. PLANCONSULT

PLANCONSULT is a market leader in appraising large telecommunication companies, is focused on medium and large size customers, and is specialized in the Appraisal of companies and fixed assets. To this effect, we have been quite successful with our customers for more than 30 years.

PLANCONSULT provides asset appraisals, business valuations, advisory services in corporate transactions (M&A) and restructurings for the mainstream industrial and financial Brazilian corporations, domestic as well as multinational.

A state of art consulting company, we are fully focused on understanding the clients’ needs and offer services with global and integrated solutions.

Our staff of experienced professionals is armed with a comprehensive database on asset and business valuations. Our main resources are the highly qualified and experienced professional senior staff, as well as a long term large and diverse database on assets and businesses assessments.

“We carry out our work quickly and safely, and we know what brings value to our client, and what doesn’t.”

Maintaining confidentiality, working with maximum integration with the client, balancing planning and action are the keys to our outstanding track record. PLANCONSULT has assisted the most diverse businesses, aiming above the expected results, bringing true benefits to management, and unlocking the value of the appraised Companies.

PLANCONSULT is registered with several Brazilian public agencies for appraisals of fixed assets as well as economic-financial appraisals of large companies, and these registrations have been renewed and are currently valid. Our works have traditionally been fully approved by the CVM (Brazilian Securities and Exchange Commission), SEC (Securities Exchange Commission—USA), USGAAP and IASC. Examples thereof are the launching of VCP’s ADRs, CIMPOR’s IPO, organization of the holding companies of TELEFONICA and Portugal Telecom in Brazil and Appraisal of the Net Equity at Market Value (PLR) of VIVO, PERDIGÃO, BATAVIA, and ELEVA.

We have extensive experience in information technology, corporate environment, relational databases, communications relationship among different environments, etc. Our own facilities are provided with latest generation servers, with disk capacity in excess of 16 Tb, and automatic safety and back-up systems, in addition to more than 50 work stations. For field work, we are also provided with mobile networks and servers, in addition to notebooks operated by our field staff, in order to locally assist our customers, with maximum efficiency.

In the recent years, PLANCONSULT has carried out hundreds of appraisals for many of the largest and most important companies in Brazil, in addition to presenting same appraisals to government institutions, such as Banco Nacional de Desenvolvmento Econômico S.A. Participações – BNDESPAR (National Economic Development Bank), Federal Revenue Service, Brazilian Securities and Exchange Commission – CVM, etc.

PLANCONSULT has acted as consultant and advisor in company privatization transactions, under the terms of decree no. 91.991, dated November 28, 1985 (company appraisal and transfer of share control), having carried out the appraisal of several companies which have already been privatized (Banestado, Banespa, Usiminas, PQU, Açominas, Celpav, Sibra, Banco Meridional, CESP, ELETROPAULO and the 53 subsidiaries of the TELEBRÁS System).

We have also carried out technical-financial due diligence services for companies, particularly for meeting the needs of financing organizations as for example IDB (Inter-American Development Bank).

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PLANCONSULT, in addition to its technical capacity and know-how, facilities, staff and its own computer systems (hardware and software), also has the requisite field experience in TELECOMMUNICATION COMPANIES, which can be evidenced by the appraisal works performed for the following publicly-held companies:

Privatization of the TELEBRÁS System and CRT
• TELEACRE—Telecomunicações do Acre S.A.
• TELASA—Telecomunicações de Alagoas S.A.
• TELAMAZON—Telecomunicações do Amazonas S.A.
• TELEAMAPÁ—Telecomunicações do Amapá S.A.
• TELEBAHIA—Telecomunicações da Bahia S.A.
• TELEBAHIA Celular S.A.
• TELECEARÁ—Telecomunicações do Ceará S.A.
• TELEBRÁS—Telecomunicações Brasileiras S.A.
• TELEBRASÍLIA—Telecomunicações de Brasília S.A
• TELEST—Telecomunicações do Espírito Santo S.A.
• TELEST Celular S.A.
• TELEGOIÁS—Telecomunicações de Goiás S.A.
• TELMA—Telecomunicações do Maranhão S.A.
• TELEMIG—Telecomunicações de Minas Gerais S.A.
• TELEMS—Telecomunicações do Mato Grosso do Sul S.A.
• TELEMAT—Telecomunicações do Mato Grosso S.A.
• TELEPARÁ—Telecomunicações do Pará S.A.
• TELPA—Telecomunicações da Paraíba S.A.
• TELPE—Telecomunicações de Pernambuco S.A.
• TELEPISA—Telecomunicações do Piauí S.A.
• TELEPAR—Telecomunicações do Paraná S.A.
• EMBRATEL—Empresa Brasileira de Telecomunicações S.A.
• TELERJ—Telecomunicações do Rio de Janeiro S.A.
• TELERJ Celular S.A.
• TELERN—Telecomunicações do Rio Grande do Norte S.A.
• TELERON—Telecomunicações de Rondônia S.A.
• TELAIMA—Telecomunicações de Roraima S.A.
• CRT – Companhia Riograndense de Telecomunicações
• CTMR—Companhia Telefônica Melhoramento e Resistência
• CRT Celular S.A.
• TELESC—Telecomunicações de Santa Catarina S.A.
• TELERGIPE—Telecomunicações de Sergipe S.A.
• CPqD—Centro de Pesquisa e Desenvolvimento—TELEBRÁS
• CTBC—Companhia Telefônica da Borda do Campo
• TELESP—Telecomunicações de São Paulo S.A.
• TELESP Celular S.A.

19

Telefônica
• CETERP—Centrais Telefônicas de Ribeirão Preto S.A.
• CRT Celular S.A.
• CTBC—Companhia Telefônica da Borda do Campo
• TELEBAHIA Celular S.A.
• TELERGIPE Celular S.A.
• TELERJ Celular S.A.
• TELESP—Telecomunicações de São Paulo S.A.
• TELEST Celular S.A.

Tele Centro Sul Participações S/A – TCS (currently named BRASIL TELECOM)
• Companhia Telefônica Melhoramento e Resistência—CTMR
• CRT—Companhia Riograndense de Telecomunicações
• Telecomunicações de Brasília S.A.—TELEBRASÍLIA
• Telecomunicações de Goiás S.A.—TELEGOIÁS
• Telecomunicações de Mato Grosso do Sul S.A.—TELEMS
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações do Paraná S.A.—TELEPAR

Telesp Celular
• CETERP Celular S.A.
• GLOBAL TELECOM S.A.
• TELESP Celular S.A

TIM
• Maxitel S.A.
• TIM Nordeste Telecomunicações S.A

VÉSPER
• VÉSPER S.A.
• VÉSPER SÃO PAULO S.A

PLANCONSULT has also performed appraisals for several publicly-held companies engaged in other industries of the Brazilian economy, which appraisals have been approved not only by the companies, but also by the regulatory agencies, including the CVM.

20

9. DISCLAIMER

1)	This Appraisal Report for Net Equity at Market Value has been prepared by PLANCONSULT Planejamento e Consultoria Ltda. (“PLANCONSULT”) with the purpose of supporting the share exchange process and mergers of the affiliated companies, according to the applicable provisions in the calculation of the share exchange ratios, as set forth in article 264 of Law no. 6.404, dated December 15, 1976, as amended by Law no. 9.457, dated May 05, 1997.

2)	This report has been prepared based on information provided by the Company’s management, as well as other public information available, including financial statements of the Company audited or reviewed by ERNST YOUNG AUDITORES INDEPENDENTES S/S, it being certain that PLANCONSULT has taken all caution and acted on a highly diligent basis in order to request that information provided by the company was true and consistent with that audited or reviewed. Notwithstanding the foregoing, it may not warrant that such information is correct and complete.

3)	PLANCONSULT has not carried out any legal, accounting or other audit processes nor has independently investigated the information made available for purposes of preparing this Appraisal Report. Accordingly, impacts of any other audit or investigation process were not taken into consideration in this work and PLANCONSULT does not undertake any responsibility whatsoever for the truthfulness, accuracy or extent of the information obtained.

4)	The processed information was not analyzed by PLANCONSULT as to its validity and legal effectiveness, since such analysis is beyond its professional scope. The validity and enforceability of the liens or encumbrances over the Company’s properties have neither been analyzed. However, the amounts referring to such liens or encumbrances were taken into consideration in our work.

5)	Therefore, PLANCONSULT does not undertake any liability for legal, engineering or finance matters, other than as it is implicit in the exercise of its specific duties in the case, as primarily set forth in laws, codes or own regulations.

6)	The Company’s officers have not, in any way, directed, prevented or performed any acts which could have impaired the access, use or knowledge of the information material for the quality of the work, having declared that all the documents and/or other information available for the performance of our valuation and quality of the respective conclusions were provided to PLANCONSULT.

7)	PLANCONSULT declares that the amount of shares of the Company under analysis held by PLANCONSULT itself, its controlling shareholders and persons related thereto, or under its discretionary management, is zero.

21

•

PLANCONSULT declares the inexistence of any conflict or communion of interests, either present or potential, with the controlling shareholder of the company, or its minority shareholders, or in relation to any other related company, its respective partners, or with respect to the transaction of exchange of shares itself and mergers of the affiliated companies.

•

No guarantee is made that any of the premises, estimates, projections, partial or total results or conclusion used or presented in this Appraisal Report shall be actually achieved or will actually occur, either totally or partially. The final results may differ from the projections, and these differences may be material, and may be impacted, among other things, by market conditions. Therefore, PLANCONSULT does not warrant the realization or not of the projections contained in this document, especially those the occurrence of which depends on future and uncertain events.

•	The fixed assets of the company were evaluated by PLANCONSULT.

•

No future benefits which may the eventual success of the transaction of share exchange and mergers of the affiliated company may bring to the same were taken into consideration in the Appraisal Report.

•	The information contained in this report reflect the financial and accounting situation of the company at 03/31/2009. Any change in this situation may alter the result presented herein.

•	This Appraisal Report must be used solely within the scope of the transaction of share exchange and mergers of affiliated companies, duly informed to the market by the competent media.

•	Analysis reports prepared by PLANCONSULT and/or its affiliates for other companies and industries may address market premises differently from what is contained in this Appraisal Report.

•	This Appraisal Report may not be reproduced or published, whether fully or partially, without prior consent by PLANCONSULT.

•	The base date of this Appraisal Report is 03/31/2009.

22

São Paulo, May 27, 2009.

PLANCONSULT Planejamento e Consultoria Ltda.

CORECON: RE/2849—SP

CRA: E-1256—SP

CREA: 21.973—SP

EDGAR V. SALEM	MARCOS B. JORGE	EDGAR V. SALEM JR.	EDWARD DIAS MORENO
CRA: 12.500—SP	CORECON: 17.198—SP	CRA: 82986—SP	CRC: 1SP064073/O-0
CREA: 46.152—SP

23

10. APPENDIX

APPENDIX I—Balance Sheet—at market value

APPENDIX II—Discount rate

24

BALANCE SHEETS	PLR 31 Mar 09

TELEMIG S.A.
ASSETS

CURRENT ASSETS:
Cash	86,441,881.46
Accounts receivable, net	246,914,314.45
Inventories	47,121,694.18
Prepayments to Suppliers	199,758.57
JSCP and Dividends	—
Deferred taxes and tax credits	148,091,931.43
Loans and financing	—
Derivative transactions	—
Prepaid expenses	73,529,766.91
Other assets	5,535,550.40
Total Current Assets	607,834,897.41

NON-CURRENT ASSETS:
Non-Current Assets:
Financial Investments	—
Deferred taxes and tax credits	106,142,497.78
Loans and financing	—
Derivative transactions	—
Prepaid expenses	4,195,975.64
Other assets	6,962,872.94
Investments	—
Property, plant & equipment, net	709,875,514.22
Intangible assets, net	143,087,380.40
Deferred assets, net	—
Total Non-Current Assets	970,264,240.98

Total Assets	1,578,099,138.39

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Salaries, payroll and corporate benefits payable	16,767,242.53
Suppliers and other accounts payable	275,928,858.59
Taxes, duties and contributions payable	39,744,609.73
Loans, financing and debentures	—
Derivative transactions	—
Interest on own capital and dividends	3,815,685.90
Provision for contingencies	8,763,257.78
Other liabilities	62,312,323.57
Total Current Liabilities	407,331,978.09

NON-CURRENT LIABILITIES:
Non-Current Liabilities:
Taxes, duties and contributions payable	17,622,063.65
Loans, financing and debentures	20,365,049.45
Derivative transactions	—
Provision for contingencies	8,348,828.89
AFAC	—
Deferred income	—
Provision for Overdrawn Shareholders’ Equity	—
Other liabilities	23,145,503.17
Total Non-Current Liabilities	69,481,445.16

25

MINORITY INTEREST

SHAREHOLDERS’ EQUITY:
Capital Stock
Treasury shares
Capital reserves
Profit reserves
Revaluation reserves
Equity result adjustments
Retained earnings
Income for the Year
Income at Balance Sheet Conversion

Total Shareholders’ Equity		1,101,285,715.13

Total Liabilities and Shareholders’ Equity		1,578,099,138.39

Shareholders’ Equity (PL)		1,142,460,339.85
Tax Credit		R$0.00
Net Equity (PLR)		1,101,285,715.13
PLR – PL		41,174,624.72
Income Tax and CSLL 34%		13,999,372.40
Tax Credit		R$0.00
Final PLR with Tax Effect	R$	1,101,285,715.13

26

DISCOUNT RATE

Position at March 31, 2009

WACC
Cost of Equity
U.S. Risk Free Rate (30-Year Treasury Bond)	3.8%
Country Risk Premium	2.5%
Beta	0.9%
Levered Equity Beta	1.2%
Market Risk Premium	6.0%
Cost of Equity (Nominal USC)	13.4%

Cost of Debt
Pre-Tax Cost of Debt	9.5%
Marginal Tax Rate	34.0%
After-Tax Cost of Debt (Nominal USO)	6.3%

Capital Structure
Target Debt	35.0%

WACC (United States Nominal)	10.9%

Expected inflation – United States	1.4%

Expected inflation – Brazil	4.5%

Brazil Nominal WACC	14.30

27

TELEMIG CELULAR PARTICIPAÇÕES S.A.

COMPANY APPRAISAL REPORT

DISCOUNTED CASH FLOW VALUATION METHOD

SINGLE VOLUME

March/2009

1.	INTRODUCTION	2

2.	DESCRIPTION OF THE COMPANY	2

3.	METHODOLOGY CONSIDERATIONS	3

4.	ASSUMPTIONS ADOPTED FOR VALUING TELEMIG CELULAR PARTICIPAÇÕES S.A.	5
4.1) Discount Rate		5
4.2) Adjustment to the Discounted Cash Flow result – TC’s DCF		5
4.3) Value of TCP’s Interest in TC		5
4.4) Total Value of TELEMIG CELULAR PARTICIPAÇÕES S.A.		5
4.5) Subsequent Events		6

5.	CONCLUSION	7

6.	PLANCONSULT	8

7.	DISCLAIMER	11

8.	APPENDIX	13

1. INTRODUCTION

PLANCONSULT Planejamento e Consultoria Ltda was retained by VIVO to value the shares of TELEMIG CELULAR PARTICIPAÇÕES S.A. (“TCP”), at their economic value, pursuant to the present value discounted cash flow method, for the base date of March 31, 2009, for the purpose of their merger into VIVO’s equity, in order to convert it into a wholly-owned subsidiary. In conformity with the provisions in article 252 – Paragraph 1, combined to article 8 of Law 6404/76, as amended by Law 9457, dated May 05, 1997, this appraisal will be used as basis to determine the amount of the capital increase of VIVO to be carried out with TCP’s shares.

2. DESCRIPTION OF THE COMPANY

Telemig Celular Participações S.A. (TCP) is the Holding company that controls Telemig Celular S.A (“TC”). At March 20, 2009, the Board of Directors approved the proposal to be submitted to the shareholders of both Companies, of a corporate restructuring aiming at the merger of TC’s shares into TCP, and of TCP into Vivo Part., in order to convert TC into a wholly-owned subsidiary of TCP, and TCP into a wholly-owned subsidiary of Vivo Part. (“Corporate Restructuring”). Controlled company TC is authorized to render personal mobile services and operates in the state of Minas Gerais.

The Company was organized in conformity with the laws of the Federative Republic of Brazil, under the name Telemig Celular Participações S.A., a publicly-held company with unlimited duration term, known as “Telemig Part.”. Its head-office and jurisdiction are located in the city of Belo Horizonte, state of Minas Gerais, at Rua Levindo Lopes, No. 258, Bairro Funcionários.

2

3. METHODOLOGY CONSIDERATIONS

The value of TELEMIG CELULAR PARTICIPAÇÕES S.A. was determined as from the appraisal of TELEMIG CELULAR S.A. (TC), for which the Free Cash Flow to Equity – FCFE method was adopted.

The Free Cash Flow to Equity method is used in evaluating a company according to the present value of the cash flow generated by it, which evaluation is carried out by analyzing all the income and capital accounts influence the operational results, as well as assets which do not generate cash flows, but have a market value for sale (realization).

After the initial understanding of the business (a stable, cyclic company with growth potential, useful assets, undergoing a restructuring process, etc.), we considered its historical aspects and a certain scenario, projected the company’s growth model (stability, growth in one, two or more stages) and the variables; sales, costs, new investments required for the expansion and technological adequacy of the business, as well as the operational replacement investments, and cash recovery from depreciation and amortization, and defined the residual value of the assets, as applicable.

The overall business risk is determined as from the business natural risk, its stage of development or maturity, the competing conditions arising out of the industry structure (oligopoly or competitive scenario), and globalization. We have, further, considered the interest rate free of risk in the economy. In general, the discount rate reflects expectancy based on similar investment opportunities at the present time.

Throughout the appraisal process, we took into consideration the existence of eventual non-operational assets and their realization, besides the existence of cash surplus at the beginning date of the project, as well as the residual value of the assets, if applicable.

The period during which cash generation is computed is, in general, such time as is consistent with the life of the assets and the technical and marketing feasibility of the company.

We developed the appraisal assembly work as from the identification of the business model and the company’s market position, considering, whenever possible, the current stage of adjustment of the company to the globalization process, in particular as far as it refers to price, costs and standard of products and services.

Two aspects of this method deserve special attention: the Time Frame of the Free Cash Flow to Equity and the discount rate, which reflects Capital Cost. As for the Time Frame of the cash flow, the appraisal of the company was carried out in two different periods, during and after a certain explicit projection period. Therefore, we have:

Present value of the Free Cash Flow to Equity during the explicit period: is the present value resulting from the operational cash flows during a certain period of time that is feasible for projections, according to the type of activity of the company.

3

Perpetual value: also defined as residual value or terminal value, is the value for the period after the last year of the explicit period. It is calculated as from the FCL result for the period subsequent to the last projection period, divided by the discount rate adopted, deducted from the perpetual growth rate, that is:

Residual Value =	Net Result of last year’s explicit forecasting period	(n+1)
Discount rate – perpetual growth rate

Where: n is the number of forecasting periods.

The discount rate of the Free Cash Flow to Equity is the own capital cost, as defined by the CAPM methodology, shown in item 4.1 below.

All the cash flow elements must be deflated up to their present values and, after adding them up, their net present value is achieved, which reflects the market value of the company, pursuant to the method of the Free Cash Flow to Equity , discounted at present value.

The present value concept includes the concept of capital opportunity cost. The discount rate reflects the return the company’s shareholders are able to obtain on the market from an investment with a similar risk profile.

4

4. ASSUMPTIONS ADOPTED FOR VALUING TELEMIG CELULAR PARTICIPAÇÕES S.A.

As mentioned in item 3, this appraisal was prepared based on the result of the appraisal of TC, which used information the main source of which was the analytical balance sheets for fiscal years 2007, 2008, 03/31/09 and strategic projections, supplemented by others, such as, investments, taxes, operational and administrative expenses and progress forecasts, all of them supplied by the Company’s management.

A perpetual growth rate of 4.4% was considered in the appraisal of TC, based on a premise of the Business Plan provided by the Company as well as on estimates of the telecommunications market.

4.1) Discount rate

In relation to the discount rate of the flow, we have adopted, in this work, the Weighted Average Cost of Capital—WACC, equivalent to 14.3% (APPENDIX A), based on data provided by the company.

TC projections were prepared in domestic currency, once data supplied by the Company for the projections used in this work, through the Business Plan, consider projected inflation based on indicators disclosed by the Brazilian Central Bank, as well as others made available by Investment Banks and Specialized Consulting Companies.

4.2) Adjustment to the Discounted Cash Flow result—TC’s DCF

The total value of cash and civil, labor and tax contingencies, at March 31, 2009, adjusted to present value, was added to the total value result of TC’s DCF (value in the explicit projection period + perpetual value).

4.3) Value of TCP’s interest in TC

TCP holds an interest equivalent to 83.25% in TC. Accordingly, the value of TCP’s interest in TC was determined by multiplying the total value of TC’s DCF for the corresponding percentage interest of TCP.

4.4) Total value of TELEMIG CELULAR PARTICIPAÇÕES S.A.

The total value of TCP was determined pursuant to the following expression:

•	Value of TCP’s interest in TC

•	(+) TCP’s cash at March 31, 2009

•	(-) Payment of dividends by TCP at March 31, 2009

•	(-) Present value of the Overhead projected cost for TCP

5

4.5) Subsequent Events

This appraisal does not reflect events occurred subsequently to the issuance of this report. Relevant facts which eventually occurred between the base date of the appraisal and the issuance date hereof were not informed to PLANCONSULT.

Up to the issuance date of this report, PLANCONSULT has not become aware of any event which might substantially change the result of this appraisal.

6

5. CONCLUSION

Therefore, the value attributed to TELEMIG CELULAR PARTICIPAÇÕES S.A. was determined defined as one value, according to the herein described assumptions, and as demonstratedin the Discounted Free Cash Flow to Equity (APPENDIX A).

Description	Present Value of Cash FlowsR$
Discount rate		14.3% p.a.
TOTAL VALUE OF THE CASH FLOW OF TELEMIG CELULAR S.A. (TC)	R$	4,021,900,000.00
(+) Cash, Civil, Labor and Tax Contingencies	R$	8,300,000.00
(=) TOTAL VALUE OF TELEMIG CELULAR S.A. (TC)	R$	4,030,200,000.00
(x) Interest of TELEMIG CELULAR PARTICIPAÇÕES (TCP) in TC		83.25%
(=) TOTAL INTEREST OF TCP IN TC	R$	3,355,100,000.00
(-) Present value of TCP’s Overhead Costs	R$	6,900,000.00
(+) Cash	R$	322,500,000.00
(-) Payment of dividends	R$	8,100,000.00
TOTAL VALUE	R$	3,662,700,000.00

COMPANY	COMPANY’S TOTAL VALUE – R$	NUMBER OF SHARES	VALUE PER SHARE – R$
TELEMIG CELULAR PARTICIPAÇÕES S.A. (TCP)	3,662,700,000.00	37,488,145	97.70

It is important to emphasize that the result of this appraisal was based on assumptions substantiated on TCP’s strategies and policies, under the direction of VIVO Participações S.A. Therefore, they take into consideration the synergy effects to be achieved within the context of this enterprise management.

7

6. PLANCONSULT

PLANCONSULT is a market leader in large telecommunication companies appraisal, being focused on medium and large size customers, specialized in the Appraisal of companies and fixed assets. To this effect, we have been quite successful with our customers for more than 30 years.

PLANCONSULT provides asset appraisals, business valuations, advisory services in corporate transactions (M&A) and restructurings for the mainstream industrial and financial Brazilian corporations, domestic as well as multinational.

A state of art consulting company, we are fully focused on understanding the clients’ needs and offer services with global and integrated solutions.

Our staff of experienced professionals is armed with a comprehensive database on asset and business valuations. Our main resources are the highly qualified and experienced professional senior staff, as well as a long term large and diverse database on assets and businesses assessments.

“We carry out our work quickly and safely, and we know what brings value to our client, and what doesn’t.”

Maintaining confidentiality, working with maximum integration with the client, balancing planning and action are the keys to our outstanding track record. PLANCONSULT has assisted the most diverse businesses, aiming above the expected results, bringing true benefits to management, and unlocking the value of the appraised Companies.

PLANCONSULT is registered with several Brazilian public agencies for appraisal of fixed assets as well as economic-financial appraisal of large companies, which registrations have been renewed and are currently valid. Our works have traditionally been fully approved by the CVM (Brazilian Securities and Exchange Commission), SEC (Securities Exchange Commission—USA), USGAAP and IASC. Examples thereof are the launching of VCP’s ADRs, CIMPOR’s IPO, organization of the holding companies of TELEFONICA and Portugal Telecom in Brazil and Appraisal of the Actual Shareholders’ Equity at Market Value (PLR) of VIVO, PERDIGÃO, BATAVIA, and ELEVA.

We have large experience in information technology, corporate environment, relational databases, communications relationship among different environments, etc. Our own facilities are provided with latest generation servers, with disk capacity in excess of 16 Tb, and automatic safety and back-up systems, in addition to more than 50 work stations. For field work, we are also provided with mobile networks and servers, in addition to notebooks operated by our field staff, in order to locally assist our customers, with maximum efficiency.

In the recent years, PLANCONSULT has carried out hundreds of appraisals for many of the largest and most important companies in Brazil, in addition to presenting same appraisals to government institutions, such as Banco Nacional de Desenvolvmento Econômico S.A. Participações—BNDESPAR (National Economic Development Bank), Federal Revenue Service, Brazilian Securities and Exchange Commission—CVM, etc.

PLANCONSULT has acted as consultant and advisor in company privatization transactions, under the terms of decree no. 91.991, dated November 28, 1985 (company appraisal and transfer of share control), having carried out the appraisal of several companies which have already been privatized (Banestado, Banespa, Usiminas, PQU, Açominas, Celpav, Sibra, Banco Meridional, CESP, ELETROPAULO and the 53 subsidiaries of the TELEBRÁS System).

We have also carried out technical-financial due diligence services for companies, particularly for meeting the needs of financing organizations as for example IDB (Inter-American Development Bank).

8

PLANCONSULT, besides its technical capacity and know-how, facilities, staff and already developed and proven own computer systems (hardware and software), has also the necessary and essential field experience in TELECOMMUNICATION COMPANIES, which can be evidenced by the appraisal works performed for the following publicly-held companies:

Privatization of TELEBRÁS System and CRT
• TELEACRE—Telecomunicações do Acre S.A.
• TELASA—Telecomunicações de Alagoas S.A.
• TELAMAZON—Telecomunicações do Amazonas S.A.
• TELEAMAPÁ—Telecomunicações do Amapá S.A.
• TELEBAHIA—Telecomunicações da Bahia S.A.
• TELEBAHIA Celular S.A.
• TELECEARÁ—Telecomunicações do Ceará S.A.
• TELEBRÁS—Telecomunicações Brasileiras S.A.
• TELEBRASÍLIA—Telecomunicações de Brasília S.A
• TELEST—Telecomunicações do Espírito Santo S.A.
• TELEST Celular S.A.
• TELEGOIÁS—Telecomunicações de Goiás S.A.
• TELMA—Telecomunicações do Maranhão S.A.
• TELEMIG—Telecomunicações de Minas Gerais S.A.
• TELEMS—Telecomunicações do Mato Grosso do Sul S.A.
• TELEMAT—Telecomunicações do Mato Grosso S.A.
• TELEPARÁ—Telecomunicações do Pará S.A.
• TELPA—Telecomunicações da Paraíba S.A.
• TELPE—Telecomunicações de Pernambuco S.A.
• TELEPISA—Telecomunicações do Piauí S.A.
• TELEPAR—Telecomunicações do Paraná S.A.
• EMBRATEL—Empresa Brasileira de Telecomunicações S.A.
• TELERJ—Telecomunicações do Rio de Janeiro S.A.
• TELERJ Celular S.A.
• TELERN—Telecomunicações do Rio Grande do Norte S.A.
• TELERON—Telecomunicações de Rondônia S.A.
• TELAIMA—Telecomunicações de Roraima S.A.
• CRT – Companhia Riograndense de Telecomunicações
• CTMR—Companhia Telefônica Melhoramento e Resistência
• CRT Celular S.A.
• TELESC—Telecomunicações de Santa Catarina S.A.
• TELERGIPE—Telecomunicações de Sergipe S.A.
• CPqD—Centro de Pesquisa e Desenvolvimento—TELEBRÁS
• CTBC—Companhia Telefônica da Borda do Campo
• TELESP—Telecomunicações de São Paulo S.A.
• TELESP Celular S.A.

9

Telefônica
• CETERP—Centrais Telefônicas de Ribeirão Preto S.A.
• CRT Celular S.A.
• CTBC—Companhia Telefônica da Borda do Campo
• TELEBAHIA Celular S.A.
• TELERGIPE Celular S.A.
• TELERJ Celular S.A.
• TELESP—Telecomunicações de São Paulo S.A.
• TELEST Celular S.A.

Tele Centro Sul Participações S/A – TCS (currently named BRASIL TELECOM)
• Companhia Telefônica Melhoramento e Resistência—CTMR
• CRT – Companhia Riograndense de Telecomunicações
• Telecomunicações de Brasília S.A.—TELEBRASÍLIA
• Telecomunicações de Goiás S.A.—TELEGOIÁS
• Telecomunicações de Mato Grosso do Sul S.A.—TELEMS
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações do Paraná S.A.—TELEPAR

Telesp Celular
• CETERP Celular S.A.
• GLOBAL TELECOM S.A.
• TELESP Celular S.A

TIM
• Maxitel S.A.
• TIM Nordeste Telecomunicações S.A

VÉSPER
• VÉSPER S.A.
• VÉSPER SÃO PAULO S.A

PLANCONSULT has also performed appraisals for several publicly-held companies engaged in other industries of the Brazilian economy, which appraisals have been approved not only by the companies, but also by the regulatory agencies, including the CVM.

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7. DISCLAIMER

This Economic-Financial Appraisal Report has been prepared by PLANCONSULT based on information provided by the company’s management, including accounting and financial statements of the company, it being certain that PLANCONSULT has taken all caution and acted on a highly diligent basis in order to request that information provided by the company was true and consistent. Notwithstanding the foregoing, it may not warrant that such information is correct and complete.

PLANCONSULT has not carried out any legal, accounting or other audit processes nor has independently investigated the information made available for purposes of preparing the Economic-Financial Appraisal Report. Accordingly, impacts of any other audit or investigation process were not taken into consideration and PLANCONSULT does not undertake any responsibility whatsoever for the truthfulness, accuracy or extent of the information obtained.

Forward-looking considerations were made, which are subject to changes, thus modifying the work conclusions. It may not be guaranteed that any of the assumptions, estimates, projections, partial or total results or conclusions used or presented in this Economic-Financial Appraisal Report are or may be actually achieved, either fully or partially. The final results may differ from the projections, which differences may be material. The final results may be also impacted, among other factors, by market conditions. Therefore, no guarantee may be provided by PLANCONSULT as for projections contained in this document being realized or not, especially those the occurrence of which depends on future and uncertain events.

The processed information was not analyzed by PLANCONSULT as to its validity and legal effectiveness, since such analysis is beyond its professional scope. The validity and enforceability of the liens or encumbrances over the Company’s properties have neither been analyzed.

Therefore, PLANCONSULT does not undertake any liability for legal, engineering or finance matters, other than as it is implicit in the exercise of its specific duties in the case, as primarily set forth in laws, codes or own regulations.

The company’s staff has not, in any way, directed, prevented or performed any acts which could have impaired the access, use or knowledge of the information material for the quality of the work, having declared that all the documents and/or other information available for the performance of our valuation and quality of the respective conclusions were provided to PLANCONSULT.

It must be pointed out that all the amounts considered in this work were recorded on an uniform basis as cash values, at base date March 31, 2009.

11

São Paulo, May 27, 2009.

PLANCONSULT Planejamento e Consultoria Ltda.

CREA: 21973—SP

CRA: E-1256—SP

CORECON: RE / 2849—SP

EDGAR VICTOR SALEM	MARCOS BENEDITO JORGE
CREA: 46.152 / D—SP	CORECON: 17.198—SP
CRA: 12.500—SP

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8. APPENDIX

APPENDIX A—FCFE (Free Cash Flow to Equity, Discount Rate, Database, Sales Revenues, Costs and Expenses, etc.).

TELEMIG CELULAR PARTICIPAÇÕES S.A.

TELEMIG CELULAR S.A.

Free Cash Flow to Equity : 10 years

Base Date: 03/31/09

Amounts in R$ million

HISTORY	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
NET OPERATIONAL REVENUE	1,643	1,885	2,030	2,170	2,304	2,440	2,564	2,683	2,805	2,932

(-) OPERATIONAL EXPENSES	1,145	1,217	1,237	1,270	1,298	1,343	1,392	1,428	1,473	1,530

(-) Selling Expenses	699	770	776	791	799	823	854	871	897	935

(-) Non-selling Expenses	282	290	304	319	336	353	368	383	399	414

(-) General – Administrative Expenses	165	157	157	159	163	166	170	173	177	180

EBITDA	418	546	671	779	874	957	1,032	1,116	1,195	1,268

(-) Depreciation and Amortization	281	323	318	307	299	285	319	335	335	338

EBIT	137	223	353	472	575	672	713	781	859	930

(+) Financial Income	48	58	62	81	105	129	150	176	206	240

EBT	185	281	415	553	680	801	863	957	1,065	1,170

- Income and Social Contribution taxes	63	95	141	188	231	272	294	325	362	398

NET PROFIT	122	185	274	365	449	528	570	632	703	772

+ Depreciation	281	323	318	307	299	285	319	335	335	338
(-) Investments (CAPEX)	285	289	286	266	312	307	308	309	315	321
(-) Working Capital Variation	-175	44	26	22	1	10	5	10	5	1
(+) New Loans
(+) Loan Agreements							0	0	0	0
(+) Assets Revenue
(-) Payment of taxes into installments	0	0	0	0	0	0	0	0	0	0
(-) Amortization of current long term financing	0	0	0	0	0	0	0	0	0	0
(-) Amortization of new loans	0	0	0	0	0	0	0	0	0	0
(-) Amortization of loan agreements
(+) Other non-operational revenues	0	0	0	0	0	0	0	0	0	0
(-) Other non-operational expenses	0	0	0	0	0	0	0	0	0	0

CASH FLOW AVAILABLE TO SHAREHOLDERS	293	175	280	384	435	497	576	647	718	768

PRESENT VALUE OF THE FREE CASH FLOW TO EQUITY	256	134	188	225	223	223	226	222	216	207

DISCOUNT RATE ADOPTED (% P.A.)	14.3%

PRESENT VALUE OF THE CASH FLOW DURING THE EXPLICIT PROJECTION PERIOD	2,120.1

(+) PRESENT VALUE OF THE CASH FLOW AFTER THE EXPLICIT PROJECTION PERIOD (PRESENT VALUE AT TERMINAL VALUE)	1,901.8

(=) CASH FLOW TOTAL VALUE	4,021.9

(+) Cash, Civil, Labor and Tax Contingencies	8.3

(=) TOTAL VALUE OF TELEMIG CELULAR S.A. (TC)	4,030.2

(x) Percentage interest of TELEMIG CELULAR PARTICIPAÇÕES (TCP) IN TC	83.25%

(=) TOTAL INTEREST OF TCP IN TC	3,355.1

(-) Present value of TCP’s Overhead Costs	6.9

(+) Cash	322.5

(-) Payment of dividends	8.1

(=) TOTAL VALUE OF TELEMIG CELULAR PARTICIPAÇÕES S.A.	3,662.7

DISCOUNT RATE

Position at March 31, 2009

WACC
Cost of Equity
U.S. Risk Free Rate (30-Year Treasury Bond)	3.8%
Country Risk Premium	2.5%
Asset Beta	0.9%
Relevered Equity Beta	1.2%
Equity Mark Risk Premium	6.0%
Cost of Equity (Nominal USC)	13.4%

Cost of Debt
Pre-Tax Cost of Debt	9.5%
Marginal Tax Rate	34.0%
After-Tax Cost of Debt (Nominal USO)	6.3%

Capital Structure
Target Debt	35.0%

WACD (United States Nominal)	10.9%

Expected inflation – United States	1.4%

Expected inflation – Brazil	4.5%

Brazil Nominal WACC	14.30

TELEMIG CELULAR S.A.

COMPANY APPRAISAL REPORT

DISCOUNTED CASH FLOW VALUATION METHOD

SINGLE VOLUME

March/2009

1. INTRODUCTION	2

2. DESCRIPTION OF THE COMPANY	2

3. METHODOLOGY CONSIDERATIONS	4

4. ASSUMPTIONS ADOPTED FOR THE CASH FLOW	6
4.1) Discount Rate	6
4.2) Time Frame	6
4.3) Sales Revenue and Taxes	6
4.4) Operational and Administrative Expenses	7
4.5) Depreciation and Amortization	8
4.6) Income Tax and Social Contribution	8
4.7) Investments	8
4.8) Working Capital Variation	8
4.9) Financial Income	8
4.10) Remarks as for the Appraisal Scope	8
4.11) Subsequent Events	9

5. CONCLUSION	10

6. PLANCONSULT	11

7. DISCLAIMER	15

8. APPENDIX	17

1. INTRODUCTION

PLANCONSULT Planejamento e Consultoria Ltda was retained by VIVO to value the shares of Telemig Celular S.A. (“TC”), at their economic value, pursuant to the present value discounted cash flow method, for the base date of March 31, 2009, for the purpose of merging TC’s shares into the equity of Telemig Celular Participações S.A. (“TCP”), in order to convert it into a wholly-owned subsidiary. In conformity with the provisions in article 252—Paragraph 1, combined to article 8 of Law 6404/76, as amended by Law 9457, dated May 05, 1997, this appraisal will be used as basis to determine the amount of the capital increase of TCP to be carried out with TC’s shares.

2. DESCRIPTION OF THE COMPANY

TELEMIG CELULAR S.A. (TC) is a publicly-held corporation governed by its Bylaws as well as by the applicable laws.

The Company is engaged in the exploitation of mobile cellular telephone services and activities necessary or useful for the performance of such services, in conformity with the concessions, authorizations and permissions granted thereto, including:

a.	Project, performance, implementation, marketing, operation, maintenance and exploitation of mobile cellular telephone services, other telecommunication services and related services;

b.	Rendering of telecommunication engineering services; and

c.	Import, export and marketing of properties, equipment, handsets and accessories related to mobile cellular telephony.

For the achievement of its purposes, TC is entitled to incorporate properties and third-party rights into its equity, as follows:

I.	Holding equity interest in other companies, seeking compliance with the national telecommunications policy;

II.	Promoting the import of properties and services necessary for the performance of the activities included in the company’s purposes;

III.	Rendering technical assistance services to the telecommunication companies, performing common interest activities;

IV.	Carrying out study and research activities aiming at the development of the telecommunications industry;

V.	Entering into agreements or conventions with other telecommunication service providers or any persons, seeking to ensure the operation of the services, without prejudice to the duties and responsibilities pertaining to each of them;

VI.	Exercising activities related to its corporate purpose.

2

The Company has its head-office and jurisdiction in the city of Belo Horizonte, state of Minas Gerais, at Rua Levindo Lopes, No. 258, Bairro Funcionários, being entitled, upon resolution of its Board of Executive Officers, with due compliance with the provisions in article 30 of its bylaws, to open and close branches and offices in any part of the domestic territory or abroad. The Company is organized for an undetermined duration term.

CNPJ: 02.320.739/0001-06

NIRE: 3.130.001.299-9

The subscribed and fully paid-up capital stock is of R$ 528,000,000.00, represented by 2,372,176 shares, of which 891,241 are common shares, 196 are class “B” preferred shares, 20,769 are class “C” preferred shares, 1 is class “D” preferred share, 3,830 are class “E” preferred shares, 12,783 are class “F” preferred shares and 1,443,356 are class “G” preferred shares, all of them of book-entry type, without face value.

Present shareholding structure:

3

3. METHODOLOGY CONSIDERATIONS

The value of TELEMIG CELULAR S.A. was determined based on the Free Cash Flow to Equity—FCFE method.

The Free Cash Flow to Equity method is used in evaluating a company according to the present value of the cash flow generated by it, which evaluation is carried out by analyzing all the income and capital accounts influence the operational results, as well as assets which do not generate cash flows, but have a market value for sale (realization).

After the initial understanding of the business (a stable, cyclic company with growth potential, useful assets, undergoing a restructuring process, etc.), we considered its historical aspects and a certain scenario, projected the company’s growth model (stability, growth in one, two or more stages) and the variables; sales, costs, new investments required for the expansion and technological adequacy of the business, as well as the operational replacement investments, and cash recovery from depreciation and amortization, and defined the residual value of the assets, as applicable.

The overall business risk is determined as from the business natural risk, its stage of development or maturity, the competing conditions arising out of the industry structure (oligopoly or competitive scenario) and globalization. We have, further, considered the interest rate free of risk in the economy. In general, the discount rate reflects expectancy based on similar investment opportunities at the present time.

Throughout the appraisal process, we took into consideration the existence of eventual non-operational assets and their realization, besides the existence of cash surplus at the beginning date of the project, as well as the residual value of the assets, if applicable.

The period during which cash generation is computed is, in general, such time as is consistent with the life of the assets and the technical and marketing feasibility of the company.

We developed the appraisal assembly work as from the identification of the business model and the company’s market position, considering, whenever possible, the current stage of adjustment of the company to the globalization process, in particular as far as it refers to price, costs and standard of products and services.

Two aspects of this method deserve special attention: the Time Frame of the Free Cash Flow to Equity and the discount rate, which reflects Capital Cost. As for the Time Frame of the cash flow, the appraisal of the company was carried out in two different periods, during and after a certain explicit projection period. Therefore, we have:

Present value of the Free Cash Flow to Equity during the explicit period: is the present value resulting from the operating cash flows during a certain period of time that is feasible for projections, according to the type of activity of the company.

4

Perpetual value: also defined as residual value or terminal value, is the value for the period after the last year of the explicit period. It is calculated as from the FCL result for the period subsequent to the last projection period, divided by the discount rate adopted, deducted from the perpetual growth rate, that is:

Residual Value =	Net Result of last year’s explicit forecasting period	(n+1)
Discount rate –perpetual growth rate

Where: n is the number of forecasting periods.

The discount rate of the Free Cash Flow to Equity is the own capital cost, as defined by the CAPM methodology, shown in item 4.1 below.

All the cash flow elements must be deflated up to their present values and, after adding them up, their net present value is achieved, which reflects the market value of the company, pursuant to the method of the Free Cash Flow to Equity, discounted at present value.

The present value concept includes the concept of capital opportunity cost. The discount rate reflects the return the company’s shareholders are able to obtain on the market from an investment with a similar risk profile.

5

4. ASSUMPTIONS ADOPTED FOR THE CASH FLOW

The information used in this appraisal of TC was mainly based on the analytical balance sheets for fiscal years 2007, 2008, 03/31/09 and strategic projections, supplemented by others, such as, investments, taxes, operational and administrative expenses and progress forecasts, all of them supplied by the Company’s management.

A perpetual growth rate of 4.4% was considered in this appraisal, based on a premise of the Business Plan provided by the Company as well as on estimates of the telecommunications market.

4.1) Discount rate

In relation to the discount rate of the flow, we have adopted, in this work, the Weighted Average Cost of Capital—WACC, equivalent to 14.3% (APPENDIX A), based on data provided by the company.

The projections were prepared in domestic currency, once data supplied by the Company for the projections used in this work, through the Business Plan, consider projected inflation based on indicators disclosed by the Brazilian Central Bank, as well as others made available by Investment Banks and Specialized Consulting Companies.

4.2) Time Frame

A time frame of 10 years was considered for future cash flow forecasts.

4.3) Sales Revenue and Taxes

TELEMIG’s BUSINESS UNIT

Services revenue

The services revenue, which represents 90% of the Company’s revenue, is calculated as from population growth projection disclosed by the Brazilian Geography and Statistics Institute – IBGE, GDP and per capital income indicators, which provide for the size of the market in which the Company operates. Historical data of other countries with similar characteristics as Brazil are also compared, primarily with respect to the extent of dispersion of the mobile telephone across several social classes.

Result objectives are defined as from the foregoing, concomitantly to focusing actions towards reducing the loss of the Company’s market share (churn).

The projections also contemplate the wide-band service revenue, which is one of the major future potentials in the telecommunications segment. The government itself has shown great interest in stimulating digital inclusion on a more democratic manner within the population, in general, thus contributing even more to the expansion of the mobile service in data transmission.

6

Revenue from sales of handsets

The revenue from sales of handsets currently represents around 10% of the total revenue of the Company. The short and medium term trend is that such level will be reduced to 6%, given that these sales are contingent on the Company’s subsidy strategy. The company intends on keeping the above referred proportion stable, with sporadic peaks being likely to occur, due to launching of handsets with technological advances, as for example 3G.

Taxes

FISTEL – Telecommunications Inspection Fund – fixed fee per subscriber: two different fees are levied per subscribed: the first one on the largest number of customers achieved in the Jan-Dec period, and the other per additional customer added to the customer base along the year;

FUST – Telecommunications Service Universalization Fund – fee of 1% on the gross operational revenue;

FUNTTEL – Fund for the Technological Development of the Telecommunications – rate of 0.5% on the net revenue.

4.4) Operational and Administrative Expenses

The operational costs were determined based on data and information provided by the Company’s management in its income statements for the current year, and adjusted pursuant to TC’s operational projection assumptions for the next years.

The Company’s operational expenses are represented by 3 large groups:

1.	Selling Expenses, represents 67% of the total operational expenses. They include expenses related to customer acquisition (subsidies, commissions, cooperated advertising and donation of handsets); customer assistance and stores (receptive call center, trade marketing, outsourced staff, logistics and lease); support to service revenue (recharge, interconnection, active call center, expenses with the Short Message Service – SMS, mailing and invoice preparing, customer loyalty and retention, provision for doubtful accounts (PDD) and publicity).

2.	Non-Selling Expenses, represents 21% of the total operational expenses. They include expenses related to taxes (as above mentioned) FISTEL, FUST and FUNTTEL, contingencies, legal fees, independent audit, fines, network operation, information technology, third-party services, among others.

3.	General (Management), represents 12% of the total operational expenses. They include expenses related to personnel (staff maintenance, salary, variable and fixed compensation); commercial structure (warehouses and distribution centers, lease of commercial buildings, security and cleaning, electric power, water supply and sewer collection services referring to the commercial buildings of the company); administrative structure (lease of administrative buildings, security and cleaning, electric power, water supply and sewer collection services referring to the administrative buildings); and others (travel, insurance, consulting, part of the fixed telephony services).

7

4.5) Depreciation and amortization

They are calculated pursuant to the rates for each account of the fixed assets. The historical depreciation is supplied by SAP (accounting). The depreciation is derived from the following accounts of the fixed assets:

a.	Network Capex: Capex due to the expansion and maintenance of the current network of the Company, in addition to implementation of new networks (3G);

b.	Free Lease of Handsets: related to the 100% subsidy, available only for Legal Entities;

c.	IT CAPEX: related to the acquisition of softwares and databases for the IT department (approximately R$ 300 million/year);

d.	Goodwill amortization (deductible): related to past losses, used for deduction from Income Tax;

4.6) Income Tax and Social Contribution

These were calculated in accordance with the applicable laws, considering the payment on an accrual basis.

4.7) Investments

Investments are projected throughout the period of the cash flow, including the following groups:

•	Free lease of handsets;

•	Network Capex;

•	IT Capex I;

•	Point of Sale – Direct Channel PDV;

•	Point of Sale – Indirect Channel PDV;

•	Administrative; and

•	P&S – Pan & Scan TV

4.8) Working Capital Variation

The working capital variation was calculated based on the cyclic, historic and projected Assets and Liabilities as shown in the Business Plan provided by the Company for the period from 2009 to 2018.

4.9) Financial Income

It was calculated in function of the net indebtedness, financial investments (average CDI + spread), hedge assets and liabilities, loan liabilities.

4.10) Remarks as for the appraisal scope

Realization of non-operational assets or any cash result arising out of affiliated or controlled companies without profit or with a small shareholders’ equity were not taken into consideration in the Cash Flow Available to the Shareholders in question.

8

4.11) Subsequent Events

This appraisal does not reflect events occurred subsequently to the issuance of this report. Relevant facts which eventually occurred between the base date of the appraisal and the issuance date hereof were not informed to PLANCONSULT.

Up to the issuance date of this report, PLANCONSULT has not become aware of any event which might substantially change the result of this appraisal.

9

5. CONCLUSION

Therefore, the value attributed to TELEMIG CELULAR PARTICIPAÇÕES S.A. was determined as one value, according to the herein described assumptions, and as demonstrated in the Discounted Free Cash Flow to Equity (APPENDIX A).

Description	Present Value of Cash Flows R$
Discount rate		14.3 % p.a.
TOTAL VALUE OF THE CASH FLOW OF TELEMIG CELULAR S.A. (TC)	R$	4,021,900,000.00
(+) Cash, Civil, Labor and Tax Contingencies	R$	8,300,000.00
(=) TOTAL VALUE OF TELEMIG CELULAR S.A. (TC)	R$	4,030,200,000.00

COMPANY	COMPANY’S TOTAL VALUE – R$	NUMBER OF SHARES	VALUE PER SHARE – R$
TELEMIG CELULAR S.A. (TC)	4,030,200,000.00	2,372,176	1,698.95

It is important to emphasize that the result of this appraisal was based on assumptions substantiated on TC’s strategies and policies, under the direction of VIVO Participações S.A. Therefore, they take into consideration the synergy effects to be achieved within the context of this enterprise management.

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6. PLANCONSULT

PLANCONSULT is a market leader in large telecommunication companies appraisal, focused on medium and large size customers, specialized in the Appraisal of companies and fixed assets. To this effect, we have been quite successful with our customers for more than 30 years.

PLANCONSULT provides asset appraisals, business valuations, advisory services in corporate transactions (M&A) and restructurings for the mainstream industrial and financial Brazilian corporations, domestic as well as multinational.

A state of art consulting company, we are fully focused on understanding the clients’ needs and offer services with global and integrated solutions.

Our staff of experienced professionals is armed with a comprehensive database on asset and business valuations. Our main resources are the highly qualified and experienced professional senior staff, as well as a long term large and diverse database on assets and businesses assessments.

“We carry out our work quickly and safely, and we know what brings value to our client, and what doesn’t.”

Maintaining confidentiality, working with maximum integration with the client, balancing planning and action are the keys to our outstanding track record. PLANCONSULT has assisted the most diverse businesses, aiming above the expected results, bringing true benefits to management, and unlocking the value of the appraised Companies.

PLANCONSULT is registered with several Brazilian public agencies for appraisal of fixed assets as well as economic-financial appraisal of large companies, which registrations have been renewed and are currently valid. Our works have traditionally been fully approved by the CVM (Brazilian Securities and Exchange Commission), SEC (Securities Exchange Commission - USA), USGAAP and IASC. Examples thereof are the launching of VCP’s ADRs, CIMPOR’s IPO, organization of the holding companies of TELEFONICA and Portugal Telecom in Brazil and Appraisal of the Actual Shareholders’ Equity at Market Value (PLR) of VIVO, PERDIGÃO, BATAVIA, and ELEVA.

We have large experience in information technology, corporate environment, relational databases, communications relationship among different environments, etc. Our own facilities are provided with latest generation servers, with disk capacity in excess of 16 Tb, and automatic safety and back-up systems, in addition to more than 50 work stations. For field work, we are also provided with mobile networks and servers, in addition to notebooks operated by our field staff, in order to locally assist our customers, with maximum efficiency.

In the recent years, PLANCONSULT has carried out hundreds of appraisals for many of the largest and most important companies in Brazil, in addition to presenting same appraisals to government institutions, such as Banco Nacional de Desenvolvmento Econômico S.A. Participações – BNDESPAR (National Economic Development Bank), Federal Revenue Service, Brazilian Securities and Exchange Commission – CVM, etc.

PLANCONSULT has acted as consultant and advisor in company privatization transactions, under the terms of decree no. 91.991, dated November 28, 1985 (company appraisal and transfer of share control), having carried out the appraisal of several companies which have already been privatized (Banestado, Banespa, Usiminas, PQU, Açominas, Celpav, Sibra, Banco Meridional, CESP, ELETROPAULO and the 53 subsidiaries of the TELEBRÁS System).

We have also carried out technical-financial due diligence services for companies, particularly for meeting the needs of financing organizations as for example IDB (Inter-American Development Bank).

11

PLANCONSULT, besides its technical capacity and know-how, facilities, staff and already developed and proven own computer systems (hardware and software), has also the necessary and essential field experience in TELECOMMUNICATION COMPANIES, which can be evidenced by the appraisal works performed for the following publicly-held companies:

Privatization of TELEBRÁS System and CRT
• TELEACRE—Telecomunicações do Acre S.A.
• TELASA—Telecomunicações de Alagoas S.A.
• TELAMAZON—Telecomunicações do Amazonas S.A.
• TELEAMAPÁ—Telecomunicações do Amapá S.A.
• TELEBAHIA—Telecomunicações da Bahia S.A.
• TELEBAHIA Celular S.A.
• TELECEARÁ—Telecomunicações do Ceará S.A.
• TELEBRÁS—Telecomunicações Brasileiras S.A.
• TELEBRASÍLIA—Telecomunicações de Brasília S.A
• TELEST—Telecomunicações do Espírito Santo S.A.
• TELEST Celular S.A.
• TELEGOIÁS—Telecomunicações de Goiás S.A.
• TELMA—Telecomunicações do Maranhão S.A.
• TELEMIG—Telecomunicações de Minas Gerais S.A.
• TELEMS—Telecomunicações do Mato Grosso do Sul S.A.
• TELEMAT—Telecomunicações do Mato Grosso S.A.
• TELEPARÁ—Telecomunicações do Pará S.A.
• TELPA—Telecomunicações da Paraíba S.A.
• TELPE—Telecomunicações de Pernambuco S.A.
• TELEPISA—Telecomunicações do Piauí S.A.
• TELEPAR—Telecomunicações do Paraná S.A.
• EMBRATEL—Empresa Brasileira de Telecomunicações S.A.
• TELERJ—Telecomunicações do Rio de Janeiro S.A.
• TELERJ Celular S.A.
• TELERN—Telecomunicações do Rio Grande do Norte S.A.
• TELERON—Telecomunicações de Rondônia S.A.
• TELAIMA—Telecomunicações de Roraima S.A.
• CRT—Companhia Riograndense de Telecomunicações
• CTMR—Companhia Telefônica Melhoramento e Resistência
• CRT Celular S.A.
• TELESC—Telecomunicações de Santa Catarina S.A.
• TELERGIPE—Telecomunicações de Sergipe S.A.
• CPqD—Centro de Pesquisa eDesenvolvimento—TELEBRÁS
• CTBC—Companhia Telefônica da Borda do Campo
• TELESP—Telecomunicações de São Paulo S.A.
• TELESP Celular S.A.

12

Telefônica
• CETERP—Centrais Telefônicas de Ribeirão Preto S.A.
• CRT Celular S.A.
• CTBC—Companhia Telefônica da Borda do Campo
• TELEBAHIA Celular S.A.
• TELERGIPE Celular S.A.
• TELERJ Celular S.A.
• TELESP—Telecomunicações de São Paulo S.A.
• TELEST Celular S.A.

Tele Centro Sul Participações S/A – TCS (currently named BRASIL TELECOM)
• Companhia Telefônica Melhoramento e Resistência—CTMR
• CRT—Companhia Riograndense de Telecomunicações
• Telecomunicações de Brasília S.A.—TELEBRASÍLIA
• Telecomunicações de Goiás S.A.—TELEGOIÁS
• Telecomunicações de Mato Grosso do Sul S.A.—TELEMS
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações de Mato Grosso S.A.—TELEMAT
• Telecomunicações de Rondônia S.A—TELERON
• Telecomunicações de Santa Catarina S.A.—TELESC
• Telecomunicações do Acre S.A.—TELEACRE
• Telecomunicações do Paraná S.A.—TELEPAR

Telesp Celular
• CETERP Celular S.A.
• GLOBAL TELECOM S.A.
• TELESP Celular S.A

TIM
• Maxitel S.A.
• TIM Nordeste Telecomunicações S.A

VÉSPER
• VÉSPER S.A.
• VÉSPER SÃO PAULO S.A

PLANCONSULT has also performed appraisals for several publicly-held companies engaged in other industries of the Brazilian economy, which appraisals have been approved not only by the companies, but also by the regulatory agencies, including the CVM.

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7. DISCLAIMER

This Economic-Financial Appraisal Report has been prepared by PLANCONSULT based on information provided by the company’s management, including accounting and financial statements of the company, it being certain that PLANCONSULT has taken all caution and acted on a highly diligent basis in order to request that information provided by the company was true and consistent. Notwithstanding the foregoing, it may not warrant that such information is correct and complete.

PLANCONSULT has not carried out any legal, accounting or other audit processes nor has independently investigated the information made available for purposes of preparing the Economic-Financial Appraisal Report. Accordingly, impacts of any other audit or investigation process were not taken into consideration and PLANCONSULT does not undertake any responsibility whatsoever for the truthfulness, accuracy or extent of the information obtained.

Forward-looking considerations were made, which are subject to changes, thus modifying the work conclusions. It may not be guaranteed that any of the assumptions, estimates, projections, partial or total results or conclusions used or presented in this Economic-Financial Appraisal Report are or may be actually achieved, either fully or partially. The final results may differ from the projections, which differences may be material. The final results may be also impacted, among other factors, by market conditions. Therefore, no guarantee may be provided by PLANCONSULT as for projections contained in this document being realized or not, especially those the occurrence of which depends on future and uncertain events.

The processed information was not analyzed by PLANCONSULT as to its validity and legal effectiveness, since such analysis is beyond its professional scope. The validity and enforceability of the liens or encumbrances over the Company’s properties have neither been analyzed.

Therefore, PLANCONSULT does not undertake any liability for legal, engineering or finance matters, other than as it is implicit in the exercise of its specific duties in the case, as primarily set forth in laws, codes or own regulations.

The company’s staff has not, in any way, directed, prevented or performed any acts which could have impaired the access, use or knowledge of the information material for the quality of the work, having declared that all the documents and/or other information available for the performance of our valuation and quality of the respective conclusions were provided to PLANCONSULT.

It must be pointed out that all the amounts considered in this work were recorded on an uniform basis as cash values, at base date March 31, 2009.

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São Paulo, May 27, 2009.

PLANCONSULT Planejamento e Consultoria Ltda.

CREA: 21973—SP

CRA: E-1256—SP

CORECON: RE / 2849—SP

EDGAR VICTOR SALEM	MARCOS BENEDITO JORGE
CREA: 46.152 / D—SP	CORECON: 17.198—SP
CRA: 12.500—SP

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8. APPENDIX

APPENDIX A—FCFE (Free Cash Flow to Equity, Discount Rate, Database, Sales Revenues, Costs and Expenses, etc.).

TELEMIG CELULAR S.A.

Free Cash Flow to Equity : 10 years

Base Date: 03/31/09

Amounts in R$ million

HISTORY	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
NET OPERATIONAL REVENUE	1,643	1,885	2,030	2,170	2,304	2,440	2,564	2,683	2,805	2,932

(-) OPERATIONAL EXPENSES	1,145	1,217	1,237	1,270	1,298	1,343	1,392	1,428	1,473	1,530

(-) Selling Expenses	699	770	776	791	799	823	854	871	897	935
(-) Non-selling Expenses	282	290	304	319	336	353	368	383	399	414
(-) General – Administrative Expenses	165	157	157	159	163	166	170	173	177	180

EBITDA	418	546	671	779	874	957	1,032	1,116	1,195	1,268

(-) Depreciation and Amortization	281	323	318	307	299	285	319	335	335	338

EBIT	137	223	353	472	575	672	713	781	859	930

(+) Financial Income	48	58	62	81	105	129	150	176	206	240

EBT	185	281	415	553	680	801	863	957	1,065	1,170

- Income and Social Contribution taxes	63	95	141	188	231	272	294	325	362	398

NET PROFIT	122	185	274	365	449	528	570	632	703	772

+ Depreciation	281	323	318	307	299	285	319	335	335	338
(-) Investments (CAPEX)	285	289	286	266	312	307	308	309	315	321
(-) Working Capital Variation	-175	44	26	22	1	10	5	10	5	1
(+) New Loans
(+) Loan Agreements							0	0	0	0
(+) Assets Revenue
(-) Payment of taxes into installments	0	0	0	0	0	0	0	0	0	0
(-) Amortization of current long term financing	0	0	0	0	0	0	0	0	0	0
(-) Amortization of new loans	0	0	0	0	0	0	0	0	0	0
(-) Amortization of loan agreements
(+) Other non-operational revenues	0	0	0	0	0	0	0	0	0	0
(-) Other non-operational expenses	0	0	0	0	0	0	0	0	0	0

FREE CASH FLOW TO EQUITY	293	175	280	384	435	497	576	647	718	768

PRESENT VALUE OF THE FREE CASH FLOW TO EQUITY	256	134	188	225	223	223	226	222	216	207

DISCOUNT RATE ADOPTED (% P.A.)	14.3%

PRESENT VALUE OF THE CASH FLOW DURING THE EXPLICIT PROJECTION PERIOD	2,120.1

(+) PRESENT VALUE OF THE CASH FLOW AFTER THE EXPLICIT PROJECTION PERIOD (PRESENT VALUE AT TERMINAL VALUE)	1,901.8

(=) CASH FLOW TOTAL VALUE	4,021.9

(+) Cash, Civil, Labor and Tax Contingencies	8.3

(=) TOTAL VALUE OF TELEMIG CELULAR S.A. (TC)	4,030.2

DISCOUNT RATE

Position at March 31, 2009

WACC
Cost of Equity
U.S. Risk Free Rate (30-Year Treasury Bond)	3.8%
Country Risk Premium	2.5%
Asset Beta	0.9%
Relevered Equity Beta	1.2%
Equity Mark Risk Premium	6.0%
Cost of Equity (Nominal USC)	13.4%

Cost of Debt
Pre-Tax Cost of Debt	9.5%
Marginal Tax Rate	34.0%
After-Tax Cost of Debt (Nominal USO)	6.3%

Capital Structure
Target Debt	35.0%

WACD (United States Nominal)	10.9%

Expected inflation – United States	1.4%

Expected inflation – Brazil	4.5%

Brazil Nominal WACC	14.30